Use these links to rapidly review the document
Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS
(Exact name of registrant as specified in charter)

433 California Street, 11th Floor
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President
Forward Funds
433 California Street, 11th Floor
San Francisco, CA 94104
(Name and address of agent for service)

Registrant's Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

        Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

        A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0009. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Stockholders

        The following is a copy of the report transmitted to shareholders of the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund, each a series of the registrant, pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). The report transmitted to shareholders of the Forward Global Emerging Markets Fund, the Forward Hoover Mini-Cap Fund, the Forward Hoover Small Cap Equity Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Uniplan Real Estate Investment Fund, the Sierra Club Equity Income Fund, and the Sierra Club Stock Fund has been or will be submitted in a separate Form N-CSR.

Forward Emerald Growth Fund
Forward Emerald Banking and Finance Fund
Forward Emerald Opportunities Fund

A N N U A L    R E P O R T

December 31, 2005

        Forward Funds are distributed by ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202

        The report has been prepared for the general information of Forward Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Forward Funds Prospectus, which contains more complete information about Forward Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus before investing or sending money.

Dear Shareholders:

        2005 was another year of growth for the Forward Funds. While the markets faced many uncertainties throughout the year, strong performance during the fourth quarter helped contribute to another year of solid investment returns across our fund family.

        During 2005, we expanded the Forward Funds family. The Forward Emerald Funds provide Forward Funds investors three new options for their investment portfolios, and Forward Emerald investors now have access to a family of nine additional specialty asset class mutual funds.

Forward Emerald Funds Investment Performance

        The three Forward Emerald Funds posted solid returns for the year. As of December 31, 2005, the Forward Emerald Opportunities Fund—A Share Class rose 12.32%, the Forward Emerald Growth Fund—A Share Class was up 8.62% and the Forward Emerald Banking and Finance Fund—A Share Class returned 2.81%.

        The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the maximum sales charge of 4.75%. If this sales charge was reflected, the performance quoted would have been lower. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

2005 Market Overview

        2005 continued to be a challenging time for the domestic markets, as investors contended with the aftermath of Katrina, the ongoing war in Iraq, an uncertain inflationary outlook, rising interest rates, rising oil prices and the end of Alan Greenspan's term as Chairman of the Federal Reserve. Corporate earnings fell in the third quarter after posting increases in the previous two quarters.

        The GDP accelerated to a growth rate of 4.15% in the third quarter of 2005, attributed largely to personal consumption, equipment and software, federal government spending and residential fixed investments. And the year ended strongly with an improvement in consumer expectations, rise in the money supply, increasing stock prices and fewer jobless claims.

        The international markets were strong in 2005, with foreign large-cap and foreign small and mid-cap offerings posting strong returns, due to the ongoing popularity of overseas markets. In addition, there were strong returns in Japan and in the emerging markets as the global macroeconomic climate remained positive, local economic conditions stayed favorable, and the economies of many developing nations companies continue to improve.

        The S&P 500 returned 4.91% for the year, the Dow Jones Industrial Average rose 1.72% and the NASDAQ Composite Index was up 1.37% through year end. The small company stock benchmark, the Russell 2000 Index, was up 4.55% for the year and the Russell 2000 Growth Index was up 4.15%.

2005 In Review

        Forward Funds has been committed to providing our investors transparent, clear and ethical investment practices since the beginning. One example of this is to implement new policies to protect our shareholders. To discourage short-term trading in our funds, the Forward Emerald Funds added a short-term redemption fee as of December 1, 2005.

        Additionally, we continue to enhance our Fund and investment manager information offerings to ensure that our transparency efforts are available for the benefit of our shareholders. Beginning in May 2006, we will be providing our investors complete access to Fund portfolio holding information on a monthly basis (with a month lag in reporting) at www.forwardfunds.com.

        I invite you take a moment to review this document and our Funds' performance in 2005. We truly appreciate the trust and confidence you place in Forward Funds, and we will continue to work diligently on your behalf in 2006. If you have additional questions about any of these matters, please do not hesitate to contact us at (800) 999-6809 or visit www.forwardfunds.com for more information.

Best Regards,

J. Alan Reid, Jr.
President
Forward Management, LLC

        Forward Emerald Banking and Finance Fund's benchmark is the Russell 2000 Index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends.

        Forward Emerald Growth Fund's and the Forward Emerald Opportunities Fund's benchmark is the Russell 2000 Growth Index which measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is adjusted to reflect reinvestment of dividends.

        The S&P 500 Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

        The Dow Jones Industrial Average is a price-weighted average of 30 actively traded Blue-Chip Stocks.

        The National Association of Securities Dealers Automated Quotation System (NASDAQ) is a nationwide computerized quotation system for over 5,000 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system.

        Investors cannot invest directly in an index.

Forward Funds—Report from Management

ECONOMIC REVIEW

        At the beginning of 2005, we predicted that economic growth should continue its above trend line growth track, and while earnings growth was not accelerating, it was anticipated that a healthy rate of growth would be maintained. We were correct, as earnings growth, especially in our small capitalization universe, was a key positive in 2005. For 2005, the Russell 2000 Growth Index earnings grew at a rate of 20%. From a market perspective, strong earnings growth was dampened by the macroeconomic/geopolitical risks, which presented many problems for the economy as well as for the capital markets. Carried over from 2004 were concerns about higher short-term rates, the rising cost of energy, the risk of a new inflationary environment, as well as war in the Middle East, terrorism and bombings in London. Added to this list of concerns was speculation about the length and depth of a "bubble" bursting in the housing sector and the ramifications on consumer spending. Also, because of Katrina and Rita, we had a new enhanced energy crisis that to some extent still exists today. Given all of the pressure, economic growth still exceeded 4% for the year as did returns for both large capitalization stocks and small capitalization stocks. So, while these results were not exciting, the positive movement was significant in that it reflected a removal of the risk aversion that had dominated the market since 2004. For 2005, the Russell 2000 Growth Index underperformed the Russell 2000 Value Index by 57 basis points, but it has outperformed significantly since May 1, 2005.

        As we head into 2006, we are still faced with high energy prices, the prospects of higher interest rates, and the potential for more significant drops in housing values, each of which has the potential to severely hinder economic growth. Our outlook is, therefore, somewhat guarded with respect to consumer growth, but not so much as to be considered a negative. Because of the potential consumer sector weakness and the lack of inflation taking a foothold, we believe the Federal Reserve has done its job and has no intention of taking the economy into a recession. Therefore, we believe they should stop increasing interest rates sooner rather than later, but with a new Federal Reserve Chairman in Bernanke, Emerald and the market will take a wait-and-see approach until the committee signals to the market that an end to credit tightening is in sight.

        We expect the economic fundamentals that supported the economic growth in 2005 will continue to provide the basis for a sound economic landscape in 2006. Productivity is expected to remain strong, as capital spending and constraints on hiring have led not only to greater productivity but also higher levels of corporate profitability. The solid financial performance in Corporate America has led to a build up of cash and excellent profit growth. This higher profit growth has led to higher tax receipts being paid on both the federal and state levels, and ultimately strong gross domestic product growth rates.

FORWARD EMERALD GROWTH FUND
Performance Results For Periods Ended December 31, 2005

Average Annual Total Return

Fund/Index	Six Months	One Year	Five Years	Ten Years	Since Inception
Forward Emerald Growth Fund Class A(1)
At NAV(2)	10.21%	8.62%	4.79%	10.04%	12.84%
At MOP(2)	4.95%	3.43%	3.77%	9.51%	12.43%
Russell 2000 Index(3)	5.88%	4.55%	8.22%	9.26%	11.47%
Russell 2000 Growth Index(3)	8.02%	4.15%	2.28%	4.69%	7.77%

(1)
The Fund began offering Class A shares on October 1, 1992. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S. The Fund began offering Class C shares on July 1, 2000. Performance of Class C shares will vary and is not reflected on this chart.

(2)
Returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do.

(3)
Effective November 1, 2005, the Fund's benchmark is the Russell 2000 Growth Index. The benchmark was changed because the sub-advisor believed the Russell 2000 Growth Index is a more appropriate index for a fund with a growth strategy. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth value. Prior to November 1, 2005, the Fund's benchmark index was the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

        The performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data quoted does not reflect the non-recur-ring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of the purchase date. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

        The Fund has invested in a variety of initial public offerings (IPOs). The performance of the IPOs may have greater impact on the performance results of a small fund and may lessen as the Fund's assets grow.

        Although the economy throughout 2005 remained robust as did corporate profitability, the rewards were not representative of this performance as a consequence of the risk averse posture that had been maintained by the market for the better part of the last two years. We stated at the end of the third quarter that this was in the process of changing and we believed that the market seemed more willing to take on risk. This held true in the fourth quarter as risk moderation and capital being rewarded were the drivers of market returns. An end to rate hikes by the Federal Reserve would support our belief that the trends of the fourth quarter will carry into 2006. With entrepreneurship again being rewarded and cash in abundance, we believe the greatest beneficiaries as we look to 2006 will be Producer Durables and Technology.

        The Fund's outperformance relative to the Russell 2000 Growth Index continued into the fourth quarter, culminating in solid outperformance for the full year. Strength in the quarter was driven by relative outperformance within Consumer Discretionary, Consumer Staples, Technology, Producer Durables, Materials and Processing, Energy and Utilities.

        Consumer Discretionary was the strongest contributor to return in the quarter. The better-than-index performance within this sector was driven by stock picking with strong performance from holdings within rental and leasing and commercial services. Emerald continues to maintain its underweight position within the Consumer Discretionary sector by avoiding traditional apparel and retailing names that are more susceptible to high energy costs and falling housing values.

        After underperformance in the third quarter, the Fund experienced a significant positive contribution from our Technology exposure. Outperformance was driven both by our overweight position relative to the index as well as stock selection within Communications Technology, Software and Services and Electronics. The telecom industry has several catalysts for growth in 2006 and 2007 including the infrastructural build in IP TV by telephone carriers and the ongoing rollout of follow-on wireless communications systems (2.5G and 3G). We expect the "tripleplay" delivery of video over DSL or fiber to transition from customer qualification to full customer deployment during the first half of 2006. In addition, there is an evolving replacement market for networking systems installed during the 1999/2000 boom period. We believe these upgrades will also drive a growing demand for other products with high-throughput performance, network measurement and characterization, and higher reliability/redundancy. Outside of Communications, strong performance has been derived within Software and Services. We believe subscription software will remain an attractive investment theme in 2006 as the industry leaders are well positioned to combine strong revenue growth and considerable operating leverage to produce earnings growth well in excess of Software industry averages and reasonable valuations. The Portfolio Manager has maintained the Fund's overweight position within Technology.

        Outperformance within Producer Durables has remained fairly consistent throughout 2005. The composition of holdings within this sector remains diverse and spans from more traditional industrial-oriented companies to aerospace and telecommunications equipment.

        Holdings within the Materials and Processing segment were also a strong positive contributor to return. Holdings within this segment are diversified among building, chemicals and steel. Emerald has maintained its underweight position in Materials and Processing.

        After three torrid months of performance in 2005, performance of Energy related stocks took a breather in the fourth quarter, with Russell 2000 Growth Index Energy holdings declining (7.21%) during the quarter. Energy holdings in the Fund outperformed the benchmark due both to stock selection and continued underweighting of Energy names. Emerald continues to focus on later stage Energy service names; we believe these stocks currently have better fundamental earnings and revenue growth potential than oil and gas production oriented stocks. Looking into 2006, Emerald continues to believe that oil and gas commodity prices will stay relatively high with potential modest near term pressure on both oil and gas prices. Oil could be impacted short term by large inventory build-ups, while gas could be affected by some incremental increases in the importation of LNG or warm weather, with the converse being true. For the medium to longer term, Emerald believes oil and gas prices will remain high, as we believe the worldwide economy will stay reasonably strong. Supply disruptions remain a very clear possibility, because oil and gas excess capacity is low and supply stimuli have been slow to materialize, as has conservation. In addition, OPEC's resolve to keep prices high is clear at this point. As of year end, the Fund maintained its underweight position in Energy.

        Strong performance described above was slightly offset by weak relative performance within Health Care, Autos and Transportation and Financial Services. Health Care was a source of weakness in the portfolio as well as the Index. Underperformance in the quarter was driven primarily by several stock-specific issues and our relative underweight to the Electronics: Medical Systems sector which was a strong contributor to the Index return. As we look forward in 2006, we continue to be optimistic regarding prospects within Health Care. Specifically we believe that the large pharmaceutical companies are still devoid of a deep and broad pipeline and are increasingly being driven toward acquisitions and/or in-licensing activities in order to sustain growth, a positive for small capitalization biotechnology/phar-maceutical names. In retrospect, 2005 proved to be difficult for small cap biotechs as large capitalization biotechnology companies outperformed small capitalization biotechnology names by over 23% as measured by the major sector indices. For example, the BTK Index (representing large cap biotechs) was up 27% while the NBI Index (representing small capitalization biotechs) increased only 4%. Outside of biotech we believe there exists opportunity within diagnostic equipment and services, as well as Health Care services (ambulatory surgery and behavioral health). We believe a limited focus on early-stage clinical development companies, while concentrating on companies with revenue streams and other quantifiable metrics, will be the key to value-added performance in 2006. This involves being very cautious on product launches, FDA inflection points and limiting exposure to initial public offerings and secondaries because these historically have performed poorly unless backed by real earnings growth. In other words, we believe a strong focus on the risk side of the equation will enhance the potential for our returns in 2006. Why are we excited about this sector? Simple. Twelve biotech companies have drugs with $500 million in annual sales, and we believe earnings and pipeline equate to less risk but substantial long-term opportunity. The Fund is currently equal weight in Health Care.

        Performance of the Fund's holdings in Autos and Transportation lagged the Index during the fourth quarter after generating strong outperformance in the third quarter. We remain optimistic about the trucking segment in 2006, given the industry-wide shortage of truck drivers, with increased emphasis on companies with unique growth strategies. The Fund has maintained its overweight position in Autos and Transportation.

        Financials, although showing their strongest absolute performance in some time, continued to pressure performance on a relative basis with a slightly negative contribution to return. Returns within the sector surged during the fourth quarter as speculation began to grow that the Federal Reserve was closer to the end of their tightening spree. This surge helped drive overall returns for the financial component of the Index into the black for the year. Returns were driven by strength in financial data and processing services, offset slightly by weakness within banks. Although Emerald has maintained its underweight position in Financials, we remain optimistic about the opportunity within select industries, with banking remaining our largest exposure within the sector. Community banks have shown stronger growth over their big bank peers, while improving already excellent asset quality. On a valuation basis, community banks remain attractive relative to growth rates and at a discount to their larger peers. Loan growth, deposit growth, net income growth, and EPS growth are all stronger for the community bank group relative to their larger competitors. Despite the ongoing solid fundamentals we expect this area to remain challenging as investors speculate on the timing of the end of the Federal Reserve's rate hikes.

        Looking ahead to 2006 we continue to believe the small capitalization stocks represent an attractive opportunity. While many commentators were talking about the continued outperformance of smaller capitalization stocks, the year actually ended with small capitalization stocks underperforming. The Russell 2000 returned 4.55% vs. the S&P 500's return of 4.91% and the Russell 1000's return of

6.27%. Market pundits have taken the stance that we are entering into a large cap stock cycle, given the five-year period of small cap outperformance from 2000-2004. Based on cycle theory we would agree, but, more importantly, we don't believe this is where the analysis should end. For the sixth straight year growth has underperformed value. For the last five years both large capitalization growth and small capitalization growth have severely underperformed their value comparables, including 2005 results.

        While this dispersion occurred because of the correction of the post-bubble period, and continued as a result of the market's severe risk aversion and growth stock distribution, it is clearly not justified based on economic results. For example, over the past three years the Russell 2000 Growth Index's sales growth of 22.3% was almost double the Russell 2000 Value Index's sales growth of 11.5%. EPS growth was even more pronounced over the past three years, rising an average of 35.5% for the Russell 2000 Growth as compared to 15% for Russell 2000 Value. Great growth, but not adequately reflected in stock performance. Emerald believes, beginning in May 2005, that growth started to outperform value and the equity risk premium started to decline. Further, we believe that this shift in focus from value to growth will be more important to outperformance in the next few years than small capitalization versus large capitalization. The market is looking for outperformance, and because the market is driven more and more by all capitalization hedge fund type strategies, the capitalization question doesn't matter as much as bottom-line performance. Said in a different way, we believe if large capitalization growth works so will small capitalization growth, and possibly to a much larger degree due to the faster pace of growth we expect to be generated in the Russell 2000 segment of the market.

FORWARD EMERALD BANKING AND FINANCE FUND
Performance Results For Periods Ended December 31, 2005

Average Annual Total Return

Fund/Index	Six Months	One Year	Five Years	Since Inception
Forward Emerald Banking and Finance Fund Class A(1)
At NAV(2)	5.31%	2.81%	18.90%	14.77%
At MOP(2)	0.29%	(2.08)%	17.75%	14.14%
Russell 2000 Index(3)	5.88%	4.55%	8.22%	8.37%

(1)
The Fund began offering Class A shares on February 18, 1997. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and pursued a different objective. The Fund began offering Class C shares on July 1, 2000. The performance of Class C shares will vary and is not reflected on this chart.

(2)
Returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do.

(3)
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses, or taxes.

        The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

        The Federal Reserve continued to raise the Federal Funds rate for the thirteenth straight time since June 2003 and for the second time during the fourth quarter to 4.25%, keeping with its tightening policy. We believe that the Federal Reserve will continue to raise rates a few more times. We also believe that the announcement of Ben Bernanke as Alan Greenspan's successor for Federal Chairman, effective February 1, 2006, is a positive.

        Prime rates rose in parallel form with the federal funds, rising to 7.25%. The rise in the prime rate will be positive for interest income as many of our community banks have underwritten loans tied to the prime rate, so as the rate comes up, their interest income goes up. The flattening of the yield curve and a tough deposit-pricing environment have mitigated this positive effect, although the net effect is still positive as measured by slightly increasing net interest margins.

        For the first time since 2000, the yield curve became virtually flat. This was not surprising considering the yield curve generally has been flattening over the last several months. We remain bullish on the economy and expect that the yield curve will regain some steepness following a possible short period of inversion. We do not believe that this signals a recession. If you examine the spread between the 2 and 10-year since 1982, we see that the inversion period is relatively short compared to the periods of non-inversion. Following a reversal of the inversion, the spread has historically increased significantly as investors became more confident about the future.

        Asset quality, which is a key metric for financials, has been and we believe, will continue to be pristine. As of the end of the third quarter, the Fund had a median NPA/A (non-performing assets to total asset) ratio of 0.24%, which is superior to the community bank group as a whole. Although this low level may not be sustainable for the future, we do not expect a significant deterioration in asset quality from our banks or throughout the industry. We believe that at most there will be a modest correction, but not significantly different from where we are today.

        Clearly 2005 was not as strong as 2004 for M&A activity among banks and thrifts, ending about 20 deals shy of last year's 278. Additionally, deal values were far smaller, amounting to an aggregate $28.7 billion in deal value as compared to $131.5 billion in 2004. The pressure of regulatory issues on very small banks may have contributed to the smaller deal sizes in 2005.

        While the amount of deals declined, prices were slightly richer in 2005. The average price/book came in at 2.24x versus 2.13x in 2004 and 2.06x in 2003, and the pricing trend on a price/book basis generally has been improving since 2002. We remain optimistic that this trend will continue.

        We believe seller expectations are coming down and the number of deals will increase in 2006. In the last three months of 2005 we saw increased deal activity. The last time we saw two consecutive months of increased deals over a year ago was August and September 2004. We remain optimistic about consolidation in the industry. There are still over 1,300 banks and thrifts that are publicly traded, while the U.S. banking industry consists of over 7,000 companies.

        Emerald's long term belief in the community bank model continues. Community banks offer excellent competitive advantages to their bigger peers. Some of these advantages are:

1)
Superior customer service—This is the best advantage a community bank has over a bigger bank. Employees at all levels of the bank know their customers by name and make sure they are taken care of. As technology continues to be an even greater part of our lives, personal service will never be replaced; people like to be known by name rather than their checking account number.

2)
Superior asset quality—The personal service translates into better underwriting. Community bank lenders know their customers on a more personal level than a big bank can. This relationship between the community bank lender and the customer gives the lender a better understanding of the business, which translates into stronger underwriting.

3)
Stable loan growth—Not only does the community bank benefit from the natural business growth in its market, it is also well positioned to pick up additional loan business from big bank customers that are not getting the superior customer service that they demand.

4)
Higher net interest margins—Big banks attract customers by offering low rates on loans and high rates on deposits. Community banks do not have to be as competitively priced due to their superior customer service. Higher margins translate into a stronger bottom line. Community banks under $2 billion in market cap, as a group, saw expansion of 9 basis points year over year. Banks above this size saw the opposite affect. Their margins declined 1 basis point since last quarter and fell 10 basis points since last year. Additionally, the average community bank margin was 59 bps higher than the bigger banks.

        Community banks have shown stronger growth in comparison with their big bank peers, while improving already excellent asset quality. We believe community banks are a better value when factoring in growth rates. Banks under $2 billion market cap traded on a major exchange come in at a PEG ratio of 1.05 versus big banks above $2 billion at 1.36. Loan growth, deposit growth, net income growth, and EPS growth historically has been stronger for the community bank group. Deep knowledge of local markets, exceptional customer service, market share gains from bigger banks, and experienced management teams are keys to community bank success.

        2005 was a big year for catastrophe losses in the insurance industry. Hurricanes Katrina, Rita and Wilma all took a toll on the US property and casualty front. Some insurers, who had substantial exposure to the regions that were affected, took a significant hit to earnings. We believe that overall we will see price increases and that the property insurance companies will continue to assess further hurricane claims that have not yet been submitted by their policy holders. It may be a while until we can accurately understand the numerical impact of these storms and how companies will look at risks in the future.

        The Fund's performance during the year was certainly benefited by the broker/dealer names in the portfolio, as well as asset management positions.

FORWARD EMERALD OPPORTUNITIES FUND
Performance Results For Periods Ended December 31, 2005

Average Annual Total Return

Fund/Index	Six Months	One Year	Five Years	Since Inception
Forward Emerald Opportunities Fund Class A(1)
At NAV(2)	19.35%	12.32%	(11.63)%	0.63%
At MOP(2)	13.69%	7.02%	(12.49)%	0.04%
Russell 2000 Growth Index (3)	8.02%	4.15%	2.28%	2.70%
Russell 2000 Index (3)	5.88%	4.55%	8.22%	7.00%

(1)
The Fund began offering Class A shares on October 31, 1997. Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a nondiversified portfolio of equity securities of public companies in the technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the technology sector. The Fund began offering Class C shares on July 1, 2000. The performance of Class C shares will vary and is not reflected on this chart.

(2)
Returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do.

(3)
Effective November 1, 2005, the Fund's benchmark is the Russell 2000 Growth Index. The benchmark was changed because the sub-advisor believed the Russell 2000 Growth Index is a more appropriate index for a fund with a growth strategy. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-tobook ratios and higher forecasted growth value. Prior to November 1, 2005, the Fund's benchmark index was the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

        The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recur-ring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

        The Fund has invested in a variety of initial public offerings (IPOs). The performance of the IPOs may have greater impact on the performance results of a small fund and may lessen as the Fund's assets grow.

        For 2005, the Forward Emerald Opportunities Fund provided a calendar year return of 12.32% on a NAV basis. Since the change in fund management and style (as noted in the annual report dated June 30, 2005) the Fund has experienced a return of 31.09% and a return of 19.35% for the second half of 2005. This performance in large measure is a testament to the research provided to us by our in-house 14-person research team and our time tested 10-step research process. As we look back on 2005, we are reminded that the economy and the market had several challenges that were overcome by robust economic activity and strong corporate profits. As we look forward to 2006, the concerns that existed in 2005 remain in effect. The economy continues to face strong headwinds from higher energy prices, the prospect for rising interest rates, terrorism and conflicts in the Middle East. Combine these concerns with the potential for a slowdown in consumer spending due to a slowing housing market and a possible bursting of the housing "bubble."

        As we entered the second half of 2005, we anticipated that the continued deployment of broadband, the increased usage of the Internet, and the rapid growth and acceptance of Internet advertising as a medium would provide substantial opportunities for companies in the Internet sector. The Fund capitalized on this theme by establishing and maintaining key positions in companies such as Google, Inc. (NNM: GOOG), The Street.com (NNM: TSCM), 24/7 Real Media (NNM: TFSM) and Yahoo, Inc. (NNM: YHOO). The Fund received a 9.20% contribution from the Technology sector, with Google, Inc. being the strongest performer.

        As 2006 unfolds, we believe that opportunities in this segment continue to exist and that the Technology sector as a whole will continue to remain volatile and present opportunities both on the long and short side of the marketplace.

        The Consumer Discretionary sector was a positive contributor for the Fund during the second half of 2006. We had successes on both the long and short side in this category. On the long side, Nutrisystem, Inc. (NNM: NTRI) and Hansen Natural Corporation (NNM: HANS) provided significant positive contributions. We believe that Nutrisystem is still in the early stages of its efforts to revitalize the brand and execution of its growth strategy. Significant opportunity in the weight-loss market continues and Nutrisystem remains a core position for the Fund. Hansen Natural, a leading player in the fast growing energy drink category, experienced year over year EPS growth of 240%. The growth prospects for this category and for Hansen remain robust. On the short side, the Fund benefited from a price decline in Decker's Outdoor Corporation (NNM: DECK). During the third quarter our channel checks indicated that the company was experiencing a slowdown in sales. Given the year over year difficult comparisons and the street's high earnings expectations, we believed the share price was at risk and were able to capture the move down in the name. During October, the company pre-announced sales and earnings guidance that were below the consensus estimates and the stock price did move from the mid $20 area to the high-teens.

        We believe significant opportunities exist in the Life Sciences area. Much like our outlook for 2005, the Health area and Life Sciences marketplace continue to evolve through the development of new therapies and vaccines for diseases such as diabetes, cancer, heart disease and pain management. During 2005, key positions in the Life Sciences sector included Genentech (NYSE: DNA), Protein

Design Labs, Inc. (NNM: PDLI), and Amylin Pharmaceuticals, Inc. (NNM: AMLN). We believe the oncology and diabetes segment will continue to represent significant opportunities for 2006. In addition to product development, we believe industry consolidation between large pharmaceutical companies and smaller life science companies should continue for several reasons: 1) large pharmaceutical companies repatriated significant dollars from overseas in 2005; 2) pharmaceutical companies need to strengthen their pipeline and as such, small biotech companies are usually strong in science and drug discovery, but are not as strong as large pharmaceutical in clinical and regulatory affairs; and 3) the need for smaller companies to constantly raise capital for development and marketing purposes. The avian flu is another subject we plan to monitor for 2006. During 2005, the avian flu became front-page news. As such, we continue to both monitor the cases in Southeast Asia and Europe and to examine the ramifications that an outbreak within the United States could have on our economy.

        The energy markets experienced another strong year in 2005. We participated in the area primarily with our investment in energy services providers such as Cal Dive International, Inc. (NNM: CDIS), Hornbeck Offshore Services, Inc. (NYSE: HOS) and Tetra Technologies, Inc. (NYSE: TTI). We continue to believe the Energy Service sector represents an opportunity because of increasing capital expenditures from energy producers that continues to provide pricing power and operating leverage. The industry is experiencing increasing day rates for drilling rigs and other services. Couple the pricing power with the tightness in demand due to economy and to the damage that the Gulf of Mexico experienced during the hurricane season, we believe that the offshore service companies should continue to see a strong pipeline for business activity as we enter 2006.

        As we look ahead to 2006, we remain cautiously optimistic on the economy and the geopolitical front. We will continue to utilize our 14-person research team to seek out niche opportunities on a stock specific basis, both long and short, and position the portfolio to take advantage of these opportunities and the themes reviewed.

Kenneth G. Mertz II, CFA*
Chief Investment Officer, Emerald Mutual Fund Advisers Trust
Co-Portfolio Manager—Forward Emerald Growth Fund
Portfolio Manager—Forward Emerald Banking and Finance Fund

Stacey L. Sears
Co-Portfolio Manager—Forward Emerald Growth Fund

Joseph E. Besecker
Portfolio Manager—Forward Emerald Opportunities Fund

*
Kenneth G. Mertz has earned the right to use the Chartered Financial Analyst designation.

        The Forward Emerald Opportunities Fund owned the following securities mentioned in the previous report as of December 31, 2005:

        Google, Inc. (NNM:GOOG)—2.74%; The Street.com (NNM:TSCM)—1.58%; 24/7 Real Media (NNM:TFSM)—0.70%; Yahoo, Inc. (NNM:YHOO)—0.92%; Nutrisystem, Inc. (NNM:NTRI)—2.80%; Hansen Natural Corporation (NNM:HANS)—0.58%; Decker's Outdoor Corporation (NNM:DECK)—0.00%; Genentech (NYSE:DNA)—1.49%; Protein Design Labs, Inc. (NNM:PDLI)—1.42%; Amylin Pharmaceuticals, Inc. (NNM:AMLN)—0.88%; Cal Dive International, Inc. (NNM:CDIS)—0.74%; Hornbeck Offshore Services, Inc. (NYSE:HOS)—0.00%; Tetra Technologies, Inc. (NYSE:TTI)—0.00%.

Forward Emerald Growth Fund—Class A

The Fund at a Glance

FORWARD EMERALD GROWTH FUND CLASS A PERFORMANCE
Performance Results For Periods Ended December 31, 2005

Average Annual Total Return

	1 YEAR	5 YEAR	10 YEAR
Forward Emerald Growth Class A (load adjusted)(1)(2)	3.43%	3.77%	9.51%
Forward Emerald Growth Class A (without load)(1)	8.62%	4.79%	10.04%
Russell 2000 Growth Index(3)	4.15%	2.28%	4.69%

(1)
The Fund began offering Class A shares on October 1, 1992.

(2)
The Fund's Class A load-adjusted total return reflects the effect of the maximum sales load charge of 4.75%.

(3)
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

(4)
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable

        U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

        As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald was the Investment Advisor. Prior to July 1, 2000, the Growth Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S.

        The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

        Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

        The chart above shows how a hypothetical investment of $10,000 in Class A shares of the Fund at its inception would have performed versus investments in the Fund's benchmark indices.The first plot point for the indices are based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

(1)
Adjusted for 4.75% maximum sales load charge.

Forward Emerald Growth Fund—Class C

The Fund at a Glance

FORWARD EMERALD GROWTH FUND CLASS C PERFORMANCE
Performance Results For Periods Ended December 31, 2005

Average Annual Total Return

	1 YEAR	5 YEAR	SINCE INCEPTION
Forward Emerald Growth Class C (load adjusted)(1)(2)	6.85%	4.13%	0.48%
Forward Emerald Growth Class C (without load)(1)	7.85%	4.13%	0.48%
Russell 2000 Growth Index(3)	4.15%	2.28%	(2.75)%
Russell 2000 Index(4)	4.55%	8.22%	6.27%

(1)
The Fund began offering Class C shares on July 1, 2000.

(2)
The total return reflects the 1.00% contigent deferred sales charge.

(3)
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

(4)
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

        As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald was the Investment Advisor. Prior to July 1, 2000, the Growth Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S.

        The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www. forwardfunds.com.

        Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

        The chart above shows how a hypothetical investment of $10,000 in Class C shares of the Fund at its inception would have performed versus investments in the Fund's benchmark indices.The first plot point for the indices are based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

(1)
If an investment in the Fund was held for one year or less, a 1% contingent deferred sales charge would apply, and actual returns would be lower.

Forward Emerald Banking and Finance Fund—Class A

The Fund at a Glance

FORWARD EMERALD BANKING AND FINANCE FUND CLASS A PERFORMANCE
Performance Results For Periods Ended December 31, 2005

Average Annual Total Return

	1 YEAR	5 YEAR	SINCE INCEPTION
Forward Emerald Banking and Finance Class A (load adjusted)(1)(2)	(2.08)%	17.75%	14.14%
Forward Emerald Banking and Finance Class A (without load)(1)	2.81%	18.90%	14.77%
Russell 2000 Index(3)	4.55%	8.22%	8.37%

(1)
The Fund began offering Class A shares on February 18, 1997.

(2)
The Fund's Class A load-adjusted total return reflects the effect of the maximum sales load charge of 4.75%.

(3)
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

        As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald was the Investment Advisor. Prior to July 1, 2000, the Growth Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S.

        The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

        Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

        The chart above shows how a hypothetical investment of $10,000 in Class A shares of the Fund at its inception would have performed versus investments in the Fund's benchmark index.The first plot point for the index is based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

(1)
Adjusted for 4.75% maximum sales load charge.

Forward Emerald Banking and Finance Fund—Class C

The Fund at a Glance

FORWARD EMERALD BANKING AND FINANCE FUND CLASS C PERFORMANCE
Performance Results For Periods Ended December 31, 2005

Average Annual Total Return

	1 YEAR	5 YEAR	SINCE INCEPTION
Forward Emerald Banking and Finance Class C (load adjusted)(1)(2)	1.13%	18.14%	20.57%
Forward Emerald Banking and Finance Class C (without load)(1)	2.16%	18.14%	20.57%
Russell 2000 Index(3)	4.55%	8.22%	6.27%

(1)
The Fund began offering Class C shares on July 1, 2000.

(2)
The total return reflects the 1.00% contigent deferred sales charge.

(3)
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

        As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald was the Investment Advisor. Prior to July 1, 2000, the Growth Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S.

        The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

        Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

        The chart above shows how a hypothetical investment of $10,000 in Class C shares of the Fund at its inception would have performed versus investments in the Fund's benchmark index. The first plot point for the index is based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

(1)
If an investment in the Fund was held for one year or less, a 1% contingent deferred sales charge would apply, and actual returns would be lower.

Forward Emerald Opportunities Fund—Class A

The Fund at a Glance

FORWARD EMERALD OPPORTUNITIES FUND CLASS A PERFORMANCE
Performance Results For Periods Ended December 31, 2005

Average Annual Total Return

	1 YEAR	5 YEAR	SINCE INCEPTION
Forward Emerald Opportunities Class A (load adjusted)(1)(2)	7.02%	(12.49)%	0.04%
Forward Emerald Opportunities Class A (without load)(1)	12.32%	(11.63)%	0.63%
Russell 2000 Growth Index(3)	4.15%	2.28%	2.70%
Russell 2000 Index(4)	4.55%	8.22%	7.00%

(1)
The Fund began offering Class A shares on October 31, 1997.

(2)
The Fund's Class A load-adjusted total return reflects the effect of the maximum sales load charge of 4.75%.

(3)
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

(4)
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

        Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the technology sector. The Fund began offering Class C shares on July 1, 2000. The performance of Class C shares will vary and is not reflected on this chart.

        The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

        Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

        The chart above shows how a hypothetical investment of $10,000 in Class A shares of the Fund at its inception would have performed versus investments in the Fund's benchmark indices.The first plot point for the indices are based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

(1)
Adjusted for 4.75% maximum sales load charge.

Forward Emerald Opportunities Fund—Class C

The Fund at a Glance

FORWARD EMERALD OPPORTUNITIES FUND CLASS C PERFORMANCE
Performance Results For Periods Ended December 31, 2005

Average Annual Total Return

	1 YEAR	5 YEAR	SINCE INCEPTION
Forward Emerald Opportunities Class C (load adjusted)(1)(2)	10.90%	(12.03)%	(17.84)%
Forward Emerald Opportunities Class C (without load)(1)	11.90%	(12.03)%	(17.84)%
Russell 2000 Growth Index(3)	4.15%	2.28%	(2.75)%
Russell 2000 Index(4)	4.55%	8.22%	6.27%

(1)
The Fund began offering Class C shares on July 1, 2000.

(2)
The total return reflects the 1.00% contigent deferred sales charge.

(3)
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

(4)
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Index is adjusted to reflect reinvestment of dividends. It is not possible to invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

        Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the technology sector. The Fund began offering Class C shares on July 1, 2000. The performance of Class C shares will vary and is not reflected on this chart.

        The performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 180 days of purchase. If these fees were reflected, the performance quoted would be lower. Investment performance reflects fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For performance data current to the most recent month end, please visit our web site at www.forwardfunds.com.

        Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

        The chart above shows how a hypothetical investment of $10,000 in Class C shares of the Fund at its inception would have performed versus investments in the Fund's benchmark indices.The first plot point for the indices are based on the month-end prior to the Fund's inception. The values next to the Fund and index names indicate how $10,000 would have performed over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

(1)
If an investment in the Fund was held for one year or less, a 1% contingent deferred sales charge would apply, and actual returns would be lower.

The Fund at a Glance

As of December 31, 2005

Forward Emerald Growth Fund

Top Ten Portfolio Holdings (% of Net Assets)
Wesco International, Inc.	3.34%
Micros Systems, Inc.	2.97%
Airgas, Inc.	2.64%
JLG Industries, Inc.	2.33%
NutriSystem, Inc.	2.28%
Gen-Probe, Inc.	2.16%
Psychiatric Solutions, Inc.	2.02%
Protein Design Labs, Inc.	1.82%
ResMed, Inc.	1.77%
Hansen Natural Corp.	1.75%

23.08%

Portfolio Asset Allocation (% of Net Assets)
Technology	20.68%
Healthcare	19.42%
Consumer Discretionary	16.23%
Producer Durables	15.79%
Financial Services	8.81%
Energy	5.49%
Materials & Processing	4.38%
Auto & Transportation	4.31%
Short-Term Bank Debt Instruments	2.16%
Consumer Staples	1.75%
Retail	0.51%
Electronics	0.40%
Utilities	0.32%
Other Assets and Liabilities, Net	(0.25)%

100.00%

Forward Emerald Banking and Finance Fund

Top Ten Portfolio Holdings (% of Net Assets)
Texas Capital Bancshares, Inc.	2.68%
MB Financial, Inc.	2.35%
Bank of The Ozarks, Inc.	2.29%
Oak Hill Financial, Inc.	2.17%
Central Pacific Financial Corp.	2.17%
Texas United Bancshares, Inc.	2.07%
Wilshire Bancorp, Inc.	2.04%
Selective Insurance Group, Inc.	1.96%
Prosperity Bancshares, Inc.	1.95%
Mercantile Bank Corp.	1.95%

21.63%

Portfolio Asset Allocation (% of Net Assets)
Financial Services	94.67%
Real Estate Investment Trusts	1.94%
Short-Term Bank Debt Instruments	3.52%
Other Assets and Liabilities, Net	(0.13)%

100.00%

        These allocations may not reflect the current or future position of the portfolio.

        The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

As of December 31, 2005

Forward Emerald Opportunities Fund

Top Ten Portfolio Holdings (% of Net Assets)
DiamondCluster International, Inc.	2.90%
NutriSystem, Inc.	2.80%
Google, Inc.	2.74%
UbiquiTel, Inc.	2.54%
Boyd Gaming Corp.	2.10%
Internet Capital Group, Inc.	1.93%
Hewlett-Packard Co.	1.85%
WESCO International, Inc.	1.82%
Vasogen, Inc.	1.74%
Apple Computer, Inc.	1.69%

22.11%

Portfolio Asset Allocation (% of Net Assets)
Short-Term Bank Debt Instruments	22.31%
Healthcare	19.95%
Technology	18.78%
Consumer Discretionary	18.63%
Energy	6.61%
Financial Services	5.43%
Utilities	3.87%
Producer Durables	3.26%
Options	2.66%
Consumer Staples	0.58%
Materials & Processing	0.42%
Other Assets and Liabilities, Net	(2.50)%

100.00%

        These allocations may not reflect the current or future position of the portfolio.

        The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

* * * * *

        The Funds file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. For the Forward Funds, this would be for the fiscal quarters ending September 30 and March 31. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

        A description of the Funds' proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2005 are available without charge upon request by calling (800) 999-6809 or on the Securities and Exchange Commission website at www.sec.gov.

Forward Emerald Funds
Disclosure of Fund Expenses
For the Six Months Ended December 31, 2005 (Unaudited)

        As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2005 through December 31, 2005.

Actual Expenses

        The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

        The second line for each share class of each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Forward Emerald Growth Fund

	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Expenses Paid During Period* 07/01/05-12/31/05
Class A
Actual	$1,000.00	$1,102.10	$7.42
Hypothetical	$1,000.00	$1,018.15	$7.12
Class C
Actual	$1,000.00	$1,098.20	$10.79
Hypothetical	$1,000.00	$1,014.92	$10.36

Forward Emerald Banking and Finance Fund

Class A
Actual	$1,000.00	$1,053.10	$8.12
Hypothetical	$1,000.00	$1,017.29	$7.98
Class C
Actual	$1,000.00	$1,050.10	$11.47
Hypothetical	$1,000.00	$1,014.01	$11.27

Forward Emerald Opportunities Fund

Class A
Actual	$1,000.00	$1,193.50	$15.04
Hypothetical	$1,000.00	$1,011.49	$13.79
Class C
Actual	$1,000.00	$1,190.70	$17.78
Hypothetical	$1,000.00	$1,008.97	$16.31

        * Expenses are equal to the annualized expense ratios of 1.40%, 2.04%, 1.57%, 2.22%, 2.72% and 3.22%, respectively, for the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund, and the Forward Emerald Opportunities Fund Class A and C Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 to reflect the one-half year period.

Forward Emerald Growth Fund
Portfolio of Investments (Note 11)

Shares		Value (Note 2)
COMMON STOCKS—98.09%
	Auto & Transportation—4.31%
30,200	Aviall, Inc.*	$869,760
61,450	Forward Air Corp.	2,252,142
9,050	Old Dominion Freight Lines, Inc.*	2,132,769
75,700	Wabtec Corp	2,036,330

		7,291,001

	Consumer Discretionary—16.23%
187,700	24/7 Real Media, Inc.*	1,377,718
92,800	Aaron Rents, Inc	1,956,224
35,900	Celebrate Express, Inc.*	484,650
55,000	Checkers Drive-In Restaurant, Inc.*	833,800
136,101	DiamondCluster International, Inc.*	1,080,642
13,502	Education Management Corp.*	452,452
55,500	Gevity HR, Inc.	1,427,460
24,053	Global Imaging Systems, Inc.*	832,955
8,400	GSI Commerce, Inc.*	126,756
50,614	Hibbett Sporting Goods, Inc.*	1,441,487
282,851	Ivillage, Inc.*	2,268,465
38,500	Lifetime Brands, Inc.	795,795
159,200	Lions Gate Entertainment Corp.*	1,222,656
48,900	Navigant Consulting, Inc.*	1,074,822
107,200	NutriSystem, Inc.*	3,861,344
25,847	Providence Service Corp.*	744,135
24,731	Red Robin Gourmet Burgers, Inc.*	1,260,292
20,150	Sonic Corp.*	594,425
132,200	Wesco International, Inc.*	5,648,906

		27,484,984

	Consumer Staples—1.75%
37,583	Hansen Natural Corp.*	2,961,916

	Electronics—0.40%
17,400	FormFactor, Inc.*	425,082
109,600	Mindspeed Technologies, Inc.*	257,560

		682,642
	Energy—5.49%
52,624	Cal Drive International, Inc.*	1,888,675
31,533	Carrizo Oil & Gas, Inc.*	779,180
254,700	Grey Wolf, Inc.*	1,968,831
19,400	Hornbeck Offshore Services, Inc.*	634,380
102,300	KFx, Inc.*	1,750,353
7,700	Oceaneering International, Inc.*	383,306
45,000	Pioneer Drilling Co.*	806,850
51,700	Superior Energy Services, Inc.*	1,088,285

		9,299,860

	Financial Services—8.81%
36,424	Calamos Asset Management, Inc.	$1,145,535
57,302	Digital Insight Corp.*	1,834,810
29,500	Entertainment Properties Trust, REIT	1,202,125
46,909	MB Financial, Inc.	1,660,579
14,370	Mercantile Bank Corp.	553,245
12,718	Philadelphia Consolidated Holding Corp.*	1,229,703
44,900	Prosperity Bancshares, Inc	1,290,426
36,400	Selective Insurance Group, Inc	1,932,840
1	Sun Bancorp, Inc.*	20
49,538	Texas Capital Bancshares, Inc.*	1,110,147
36,215	United America Indemnity, Ltd.*	664,907
74,293	Wilshire Bancorp, Inc.	1,277,097
29,600	Yardville National Bancorp	1,025,640

		14,927,074

	Healthcare—19.42%
26,900	Adeza Biomedical Corp.*	566,245
55,257	Bioenvision, Inc.*	360,828
43,399	Bio-Reference Laboratories, Inc.*	816,335
73,401	Cardiome Pharmaceuticals Corp.*	741,350
65,800	Cubist Pharmaceuticals, Inc.*	1,398,250
38,959	CV Therapeutics, Inc.*	963,456
49,542	Digene Corp.*	1,445,140
75,079	Gen-Probe, Inc.*	3,663,104
63,891	Horizon Health Corp.*	1,445,853
19,400	I-Flow Corp.*	283,628
101,327	Illumina, Inc.*	1,428,711
59,818	LifeCell Corp.*	1,140,729
40,506	Neuro Matrix, Llc.*	1,105,004
81,400	NovaMed, Inc.*	531,485
12,600	PetMed Express, Inc.*	178,542
108,324	Protein Design Labs, Inc.*	3,078,568
58,322	Psychiatric Solutions, Inc.*	3,425,834
21,750	Radiation Therapy Services, Inc.*	767,992
78,200	ResMed, Inc.*	2,995,842
82,499	Salix Pharmaceuticals, Ltd.*	1,450,332
49,100	Serologicals Corp.*	969,234
24,674	Symbion, Inc.*	567,502
105,127	Telik, Inc.*	1,786,108
189,081	Thermogenesis Corp.*	913,261
98,700	Vaxgen, Inc.*	863,625

		32,886,958

	Materials & Processing—4.38%
135,800	Airgas, Inc	$4,467,820
61,100	Allegheny Technologies, Inc.	2,204,488
6,100	Eagle Materials, Inc.	746,396

		7,418,704

	Producer Durables—15.79%
34,077	American Science & Engineering, Inc.*	2,125,382
226,218	Arris Groups, Inc.*	2,142,284
55,204	ATMI Corp.*	1,544,056
122,318	BE Aerospace, Inc.*	2,690,996
113,400	Credence Systems Corp.*	789,264
168,350	Environmental Tectonics Corp.*	841,750
64,000	Esco Technologies, Inc.*	2,847,360
86,402	JLG Industries, Inc.	3,945,115
34,200	Kennametal, Inc.	1,745,568
111,453	Met-Pro Corp.	1,321,833
132,515	Paragon Technologies, Inc.*	1,318,524
78,539	Photon Dynamics, Inc.*	1,435,693
106,248	Semitool, Inc.*	1,155,978
35,766	Sun Hydraulics Corp.	691,357
49,000	Varian Semicondutor Equipment Association, Inc.*	2,152,570

		26,747,730

	Retail—0.51%
49,800	Cache, Inc.*	862,536

	Technology—20.68%
42,638	Ansoft Corp.*	1,451,824
36,294	Ansys, Inc.*	1,549,391
92,100	Atheros Communications, Inc.*	1,197,300
25,200	Avid Technologies, Inc.*	1,379,952
92,759	Blackboard, Inc.*	2,688,156
49,100	Cognizant Technology Solutions Corp.*	2,472,185
58,300	Fairchild Semiconductor International, Inc.*	985,853
8,200	Hyperion Solutions Corp.*	293,724
103,649	II-VI, Inc.*	1,852,208

45,510	Ikanos Communications*	$670,818
111,196	Ixia, Inc.*	1,643,477
10,900	j2 Global Communications, Inc.*	465,866
13,436	Kanbay International, Inc.*	213,498
68,200	Micrel, Inc.*	791,120
104,092	Micros Systems, Inc.*	5,029,726
94,089	MRO Software, Inc.*	1,321,010
14,200	M-Systems Flash Disk Pioneers, Ltd.*	470,304
34,000	NETGEAR, Inc.*	654,500
90,597	Opnet Technologies, Inc.*	832,587
141,300	Opsware, Inc.*	959,427
59,853	Progress Software Corp.*	1,698,628
119,077	Redback Networks, Inc.*	1,674,223
17,100	SPSS, Inc.*	528,903
137,579	Tut Systems, Inc.*	411,361
89,200	Ultimate Software Group, Inc.*	1,701,044
28,700	VASCO Data Intl, Inc.*	282,982
38,136	Viasat, Inc.*	1,019,375
47,900	Zoran Corp.*	776,459

		35,015,901

	Utilities—0.32%
54,000	UbiquiTel, Inc.*	534,060

TOTAL COMMON STOCKS (Cost $128,044,375)		166,113,366

WARRANTS—0.00%
28	American Banknote Corp. Series 1, Expiration 10/01/07, Strike $10.00*	$—
28	American Banknote Corp. Series 2, Expiration 10/01/07, Strike $12.50*	—
TOTAL WARRANTS (Cost $0)		—
Par Value
SHORT-TERM BANK DEBT INSTRUMENTS—2.16%
3,660,155 Citibank—Grand Cayman, 3.15% due 01/03/06		3,660,155

TOTAL SHORT-TERM BANK DEBT INSTRUMENTS		3,660,155
(Cost $3,660,155)

TOTAL INVESTMENTS—100.25%		$169,773,521
(Cost $131,704,530)
Net Other Assets & Liabilities—(0.25%)		(430,446)

TOTAL NET ASSETS—100.00%		$169,343,075

Percentages are stated as a percent of net assets

*
Non-income producing security

REIT Real Estate Investment Trust

See Notes to Financial Statements

Forward Emerald Banking and Finance Fund
Portfolio of Investments (Note 11)

Shares		Value (Note2)
COMMON STOCKS—96.61% Financial Services—96.61%
	Banks Regional—70.70%
99,734	Abigail Adams National Bancorp, Inc.	$1,396,286
24,600	ACNB Corp.	489,540
88,705	Alabama National Bancorp Delaware	5,744,536
95,900	Appalachian Bancshares, Inc.*	1,742,503
203,674	Banc Corp.*	2,323,920
184,954	Bank of The Ozarks, Inc.	6,824,803
130,823	Boston Private Bancorp, Inc	3,979,636
22,458	BWC Financial Corp.	793,441
91,200	Camden National Corp.	2,998,656
72,540	Capital Corp. of The West	2,353,923
139,884	Capital Crossing Bank*	4,672,126
125,000	Cardinal Financial Corp.	1,375,000
117,542	Cascade Financial Corp.	2,086,688
179,246	Central Pacific Financial Corp.	6,438,516
85,636	Codorus Valley Bancorp, Inc.	1,659,026
139,400	Colonial Bancgroup, Inc.	3,320,508
152,059	Community Banks, Inc	4,257,652
57,771	Dearborn Bancorp, Inc.*	1,429,832
65,540	Desert Community Bank Vicorville CA	2,168,719
25,049	East Penn Financial Corp	229,198
82,873	East West Bancorp, Inc.	3,024,036
10,832	First Busey Corp.	226,280
85,337	First Midwest Bancorp, Inc	2,991,915
137,100	First Oak Brook Bancshares, Inc.	3,831,945
15,125	First Regional Bancorp*	1,021,694
277,838	First Security Group, Inc	2,706,142
19,800	First State Financial Corp.*	302,346
47,700	FNB Corp VA.	1,462,959
134,200	Gateway Financial Holdings, Inc.	2,224,902
28,800	GB&T Bancshares, Inc.	616,608
101,600	Great Southern Bancorp, Inc.	2,805,176
41,000	Hanmi Financial Corp	732,260
62,840	Harrington West Financial Group, Inc	1,046,431
101,700	Heartland Financial USA, Inc	2,206,890
30,300	Heritage Commerce Corp.*	651,450
69,323	IBERIABANK Corp	3,536,166
72,275	International Bancshares Corp.	2,121,994
63,914	Lakeland Financial Corp	2,580,847
47,609	Leesport Financial Corp	1,142,616
54,666	Macatawa Bank Corp.	1,988,749
197,619	MB Financial, Inc.	6,995,713
150,418	Mercantile Bank Corp.	5,791,093
99,100	Mercantile Bankshare Corp	5,593,204
414,563	Nexity Financial Corp*	5,555,144
28,600	Northrim Bancorp, Inc.	670,670
193,990	Oak Hill Financial, Inc.	6,444,348
107,500	Pinnacle Financial Partners, Inc.*	2,685,350
110,615	Preferred Bank of Los Angeles	4,922,367
57,500	Princeton National Bancorp, Inc	1,911,875

56,900	Private Bancorp, Inc	$2,023,933
201,722	Prosperity Bancshares, Inc	5,797,490
26,291	S&T Bancorp, Inc.	968,035
32,500	Seacoast Banking Corp. of Florida	745,875
141,442	Security Bank Corp	3,294,184
103,534	Sky Financial Group, Inc.	2,880,316
69,533	Smithtown Bancorp, Inc.	2,038,708
176,638	Southwest Bancorp, Inc. Oklahoma	3,532,760
257,167	Sterling Financial Corp.	5,091,907
92,297	Summit Bancshares, Inc. Fort Worth Texas	1,659,500
355,202	Texas Capital Bancshares, Inc.*	7,960,077
338,696	Texas United Bancshares, Inc.	6,150,719
115,426	Union Bankshares Corp	4,974,861
187,200	United Community Banks, Inc	4,990,752
8,425	United Security Bancshares, Inc.	256,962
87,781	Virginia Commerce Bancorp, Inc.*	2,553,549
59,300	Virginia Financial Group, Inc.	2,136,579
12,300	West Coast Bancorp	325,335
84,500	Western Alliance Bancorp*	2,524,015
51,600	Western Sierra Bancorp*	1,877,724
352,860	Wilshire Bancorp, Inc.	6,065,663
85,000	Wintrust Financial Corp	4,666,500
104,733	Yardville National Bancorp	3,628,998

		210,220,121

	Diversified Financial Services—3.94%
66,600	Ameritrade Holding Corp.*	1,598,400
173,800	E*Trade Financial Corp.*	3,625,468
36,600	Legg Mason, Inc.	4,380,654
56,333	Stifel Financial Corp.*	2,117,557

		11,722,079

	Financial Data Processing Services—0.78%
13,579	Digital Insight Corp.*	434,800
151,500	TradeStation Group, Inc.*	1,875,570

		2,310,370

	Financial Miscellaneous—1.15%
105,100	Advanta Corp.	3,409,444

	Insurance Carriers: Property & Causality—12.31%
191,600	CRM Holdings, Ltd.*	2,492,716
111,925	Donegal Group, Inc	2,601,137
27,400	Erie Indemnity Co	1,457,680
68,100	HUB International Ltd	1,756,980
309,878	National Atlantic Holdings Corp.*	3,393,164
68,700	Navigators Group, Inc.*	2,996,007
72,000	North Pointe Holdings Corp*	1,106,640
29,000	PartnerRe Ltd.	1,904,430
42,327	Philadelphia Consolidated Holding Corp.*	4,092,598
109,956	Selective Insurance Group, Inc	5,838,664
265,554	United America Indemnity Ltd.*	4,875,571
100,675	United Fire & Casualty Co.	4,070,290

		36,585,877

	Insurance: Multi-Line—0.70%
147,717	Brooke Corp.	$2,068,038

	Investment Management Companies—3.19%
69,000	Affiliated Managers Group, Inc.*	5,537,250
125,325	Calamos Asset Management, Inc.	3,941,471

		9,478,721

	Real Estate Investment Trusts—1.94%
109,100	Entertainment Properties Trust	4,445,825
82,000	Urstadt Biddle Properties, Inc.	1,329,220

		5,775,045

	Savings & Loans—1.63%
27,000	Guaranty Federal Bancshares, Inc.	753,300
187,600	Pacific Premier Bancorp.*	2,213,680
19,800	PFF Bancorp, Inc	604,296
85,181	Willow Grove Bancorp, Inc.	1,288,789

		4,860,065

	Small Loans—0.27%
19,800	Nelnet, Inc.*	805,464

Total Financial Services		287,235,224

TOTAL COMMON STOCKS		287,235,224

(Cost $227,814,537)

Par Value
SHORT-TERM BANK DEBT INSTRUMENTS—3.52%
10,471,730 J.P. Morgan—Grand Cayman, 3.15% due 01/03/06	10,471,730

TOTAL SHORT-TERM BANK DEBT INSTRUMENTS	10,471,730

(Cost $10,471,730)
TOTAL INVESTMENTS—100.13%	$297,706,954
(Cost $238,286,267)
Net Other Assets & Liabilities—(0.13%)	(383,404)

TOTAL NET ASSETS—100.00%	$297,323,550

Percentages are stated as a percent of net assets

*
Non-income producing security

See Notes to Financial Statements

Forward Emerald Opportunities Fund
Portfolio of Investments (Note 11)

Shares		Value (Note2)
COMMON STOCKS—77.53%
	Consumer Discretionary—18.63%
6,500	24/7 Real Media, Inc.*	$47,710
3,000	Boyd Gaming Corp.	142,980
24,900	DiamondCluster International, Inc. *(1)	197,706
1,300	eBay, Inc.*	56,225
450	Google, Inc.*	186,687
2,500	MGM MIRAGE*	91,675
5,300	NutriSystem, Inc.*(1)	190,906
700	Providence Service Corp.*	20,153
500	Sears Holdings Corp.*	57,765
4,600	Trump Entertainment Resorts, Inc.*	92,598
2,900	WESCO International, Inc.*	123,917
1,600	Yahoo, Inc.*	62,688

		1,271,010

	Consumer Staples—0.58%
500	Hansen Natural Corp.*	39,405

	Energy—6.61%
1,400	Cal Dive International, Inc.*	50,246
1,500	Carrizo Oil & Gas, Inc.*	37,065
800	EnCana Corp	36,128
700	Grant Prideco, Inc.*	30,884
7,000	Grey Wolf, Inc.*	54,110
5,700	KFx, Inc.*	97,527
600	Marathon Oil Corp.	36,582
900	Remington Oil & Gas Corp.*	32,850
2,500	Superior Energy Services, Inc.*	52,625
1,000	The Williams Cos., Inc.	23,170

		451,187

	Financial Services—5.43%
1,100	Ameritrade Holdings Corp.*	26,400
1,800	Calamos Asset Management, Inc.	56,610
2,500	Digital Insight Corp.*	80,050
2,800	Investment Technology Group, Inc.*	99,232
15,000	TheStreet.com, Inc.*	108,150

		370,442

	Healthcare—19.95%
	Biotechnology—13.49%
1,500	Amylin Pharmaceuticals, Inc.*	59,880
1,200	BioCryst Pharmaceuticals, Inc.*	20,100
9,000	Bioenvision, Inc.*	58,770
2,300	Cardiome Pharmaceutical Corp.*	23,230
700	Celgene Corp.*	45,360
2,000	Crucell NV ADR*	51,200
4,100	Cubist Pharmaceuticals, Inc.*	87,125
1,100	Genentech, Inc.*	101,750
800	Gilead Sciences, Inc.*	42,104
2,600	Illumina, Inc.*	36,660
7,300	Incyte Corp.*	38,982

800	Myriad Genetics, Inc.*	$16,640
4,200	Novavax, Inc.*	16,170
3,400	Protein Design Labs, Inc.*	96,628
6,300	Telik, Inc.*	107,037
58,000	Vasogen, Inc.*	118,900

		920,536

	Drugs & Pharmaceuticals—2.16%
2,700	Alkermes, Inc.*	51,624
500	Johnson & Johnson	30,050
13,000	SuperGen, Inc.*	65,650

		147,324

	Healthcare Services—0.73%
3,500	PetMed Express, Inc.*	49,595

	Healthcare Facilities—1.38%
1,600	Psychiatric Solutions, Inc.*	93,984

	Medical & Dental Instruments—2.09%
6,000	BioVeris Corp.*	27,420
1,200	Gen-Probe, Inc.*	58,548
1,000	ResMed, Inc.*	38,310
500	Respironics, Inc.*	18,535

		142,813

	Miscellaneous Healthcare—0.10%
1,400	Thermogenesis Corp.*	6,762

	Total Healthcare	1,361,014

	Materials & Processing—0.42%
800	Allegheny Technologies, Inc.	28,864

	Producer Durables—3.26%
800	American Science & Engineering, Inc.*	49,896
600	BE Aerospace, Inc.*	13,200
1,700	General Electric Co(1).	59,585
1,500	JLG Industries, Inc.	68,490
2.500	Powerwave Technologies, Inc.*	31,425

		222,596

	Technology—18.78%
1,100	Ansoft Corp.*	37,455
1,600	Apple Computer, Inc.*	115,024
2,000	Blackboard, Inc.*	57,960
900	Broadcom Corp.*	42,435
1,100	Business Objects S.A. ADR*	44,451
700	Cognizant Technology Solutions Corp.*	35,245
17,400	aMagin Corp.*.	9,918
4,400	Hewlett-Packard Co.	125,972
1,300	Hyperion Solutions Corp.*	46,566
2,400	Intel Corp.	59,904
16,000	Internet Capital Group, Inc.*	131,520
1,400	j2 Global Communications, Inc.*	59,836
4,000	Microsoft Corp.(1)	104,600
3,900	Mindspeed Technologies, Inc.*	9,165

2,700	Motorola, Inc	$60,993
1,000	M-Systems Flash Disk Pioneers, Ltd.*	33,120
1,900	NeuStar Inc. Class A*	57,931
4,300	Redback Networks, Inc.*	60,458
2,500	SPSS, Inc.*	77,325
1,900	Texas Instruments, Inc.	60,933
17,000	Tut Systems, Inc.*	50,830

		1,281,641

	Utilities—3.87%
3,333	Aqua America, Inc.	90,991
17,500	UbiquiTel, Inc*	173,075

		264,066

TOTAL COMMON STOCKS (Cost $4,888,815)		5,290,225

Contracts
OPTIONS PURCHASED—2.66%
	Calls—2.13% Amylin Pharmaceuticals, Inc.*
10	Expiration: Jan 06 at $30.00	10,000
15	Expiration: Jan 06 at $40.00	2,175
40	Expiration: Apr 06 at $35.00	30,800
	Celgene Corp.*
30	Expiration: Jan 06 at $55.00	29,400
20	Expiration: Jan 06 at $60.00	10,800
	Cubist Pharmaceuticals, Inc.*
20	Expiration: Jan 06 at $20.00	3,300
30	Expiration: Jan 06 at $22.50	1,650
	Genentech, Inc.*
40	Expiration: Jan 06 at $100.00	3,600
	Hewlett-Packard Co.
50	Expiration: Jan 06 at $30.00	1,000
	KFx, Inc.*
30	Expiration: Mar 06 at $17.50	5,700
	Martek Biosciences Corp.*
10	Expiration: Jan 06 at $30.00	100
	MicroStrategy, Inc.*
30	Expiration: Jan 06 at $80.00	13,200
	NutriSystem, Inc.*
20	Expiration: Jan 06 at $35.00	5,500
10	Expiration: Jan 06 at $40.00	700
30	Expiration: Jan 06 at $45.00	600
20	Expiration: Mar 06 at $35.00	9,600
30	Expiration: Mar 06 at $45.00	5,100
	ResMed, Inc.*
20	Expiration: Jan 06 at $37.50	3,400
	Sears Holdings Corp*
20	Expiration: Jan 06 at $120.00	3,000
15	Expiration: Mar 06 at $140.00	2,325
	Shuffle Master, Inc.
15	Expiration: Feb 06 at $30.00	187
	Telik, Inc.*
50	Expiration: Jan 06 at $17.50	3,000

		145,137

	Puts—0.54% ImClone Systems, Inc.
10	Expiration: Jan 06 at $30.00	$100
	Take-Two Interactive Software, Inc.
20	Expiration: Jan 06 at $17.50	1,900
75	Expiration: Jan 06 at $20.00	19,500
20	Expiration: Jan 06 at $20.00	5,200
	Vertex Pharmaceuticals, Inc.
30	Expiration: Jan 06 at $30.00	9,900

		36,600

TOTAL OPTIONS PURCHASED		181,737

(Cost $224,020)

Par Value
SHORT-TERM BANK DEBT INSTRUMENTS—22.31%
1,522,046 HSBC Bank—Cayman Island, 3.15% due 01/03/06	1,522,046

TOTAL SHORT-TERM BANK DEBT INSTRUMENTS	1,522,046

(Cost $1,522,046)
TOTAL INVESTMENTS—102.50%	$6,994,008
(Cost $6,634,881)
Net Other Assets & Liabilities—(2.50)%	(170,313)

TOTAL NET ASSETS—100.00%	$6,823,695

Percentages are stated as a percent of net assets

ADR—American Depositary Receipt

*
Non-income producing security

(1)
Security, or portion of security, is being held as collateral for short sales.

SCHEDULE OF SECURITIES SOLD SHORT

Shares		Value
1,500	Nasdaq 100 Index Fund (2)	$(60,630)
3,000	Tempur-Pedic International, Inc.	(34,500)

TOTAL SECURITIES SOLD SHORT		$(95,130)

(Proceeds $97,807)

(2)
Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements

Statement of Assets and Liabilities

Forward Emerald Growth Fund
ASSETS:
Investments, at market value	$169,773,521
Receivable for investments sold	207,152
Receivable for portfolio shares sold	50,816
Dividends receivable	36,724
Other assets	22,664

Total Assets	170,090,877

LIABILITIES:
Payable for investments purchased	165,252
Payable for portfolio shares redeemed	327,795
Accrued advisor fee	104,138
Accrued 12b-1 fee	55,446
Accrued trustee fee	1,540
Other payables and accrued expenses	93,631

Total Liabilities	747,802

NET ASSETS	$169,343,075

NET ASSETS consist of:
Paid-in capital	$131,190,501
Accumulated net realized gain on investments	83,583
Net unrealized appreciation in value of investments	38,068,991

Net Assets	$169,343,075

Cost of Investments	$131,704,530

Net Asset Value Per Share
Net Assets
Class A	$158,055,842
Class C	$11,287,233
Shares of beneficial interest outstanding of no par value, unlimited shares authorized
Class A	11,651,613
Class C	864,225
Net Asset Value and redemption price per share
Class A	$13.57
Class C*	$13.06
Maximum offering price per share
Class A (net asset value plus maximum sales charge of 4.75% of offering price)	14.25
Class C (no sales charge)	N/A

*
Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Notes to Financial Statements

Forward Emerald Banking and Finance Fund
ASSETS:
Investments, at market value	$297,706,954
Receivable for investments sold	468,191
Receivable for portfolio shares sold	425,640
Dividends receivable	417,719
Other assets	29,900

Total Assets	299,048,404

LIABILITIES:
Payable for investments purchased	881,002
Payable for portfolio shares redeemed	361,805
Accrued advisor fee	159,672
Accrued 12b-1 fee	148,293
Accrued trustee fee	2,577
Other payables and accrued expenses	171,505

Total Liabilities	1,724,854

NET ASSETS	$297,323,550

NET ASSETS consist of:
Paid-in capital	$232,639,843
Accumulated net realized gain on investments	5,263,020
Net unrealized appreciation in value of investments	59,420,687

Net Assets	$297,323,550

Cost of Investments	$238,286,267

Net Asset Value Per Share
Net Assets
Class A	$184,550,027
Class C	$112,773,523
Shares of beneficial interest outstanding of no par value, unlimited shares authorized
Class A	6,683,497
Class C	4,219,748
Net Asset Value and redemption price per share
Class A	$27.61
Class C*	$26.73
Maximum offering price per share
Class A (net asset value plus maximum sales charge of 4.75% of offering price)	$28.99
Class C (no sales charge)	N/A

*
Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Notes to Financial Statements

Forward Emerald Opportunities Fund
ASSETS:
Investments, at market value	$6,994,008
Deposits with broker for securities sold short	37,103
Receivable for investments sold	356,640
Receivable for portfolio shares sold	520,239
Dividends receivable	737
Receivable from advisor	3,386
Other assets	14,613

Total Assets	7,929,726

LIABILITIES:
Securities sold short (Proceeds and $97,807)	95,130
Payable for investments purchased	999,655
Payable for portfolio shares redeemed	3,094
Accrued 12b-1 fee	2,900
Other payables and accrued expenses	5,252

Total Liabilities	1,106,031

NET ASSETS	$6,823,695

NET ASSETS consist of:
Paid-in capital	$13,811,675
Accumulated net realized loss on investments	(7,349,784)
Net unrealized appreciation in value of investments and securities sold short	361,804

Net Assets	$6,823,695

Cost of Investments	$6,634,881

Net Asset Value Per Share
Net Assets
Class A	$6,003,995
Class C	$819,700
Shares of beneficial interest outstanding of no par value, unlimited shares authorized
Class A	715,825
Class C	100,210
Net Asset Value and redemption price per share
Class A	$8.39
Class C*	$8.18
Maximum offering price per share
Class A (net asset value plus maximum sales charge of 4.75% of offering price)	$8.81
Class C (no sales charge)	N/A

*
Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2005

Forward Emerald Growth Fund
INVESTMENT INCOME
Dividends	$190,980
Interest	68,388

Total Investment Income	259,368

EXPENSES
Investment advisory fee	613,995
12b-1 fee:
Class A	266,282
Class C	57,855
Custody fee	28,382
Transfer agent, administration and fund accounting	121,646
Professional fee	47,658
Registration fee	19,495
Trustees fee	7,328
Reports to shareholders	12,284
Miscellaneous fee	13,673

Total Expense	1,188,598

NET INVESTMENT LOSS	(929,230)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investment securities	5,254,272
Change in net unrealized appreciation on investment securities	11,403,665

Net gain on investments	16,657,937
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,728,707

See Notes to Financial Statements

Statement of Operations
For the Fiscal Year Ended June 30, 2005

Forward Emerald Growth Fund
INVESTMENT INCOME
Dividends	$341,994
Interest	80,270

Total Investment Income	422,264

EXPENSES
Investment advisory fee	1,027,800
12b-1 fee:
Class A	436,397
Class C	123,552
Transfer agent, administration and fund accounting	323,967
Transfer agent, administration and fund accounting our of pocket	21,668
Professional fees	132,319
Insurance expense	16,792
Trustees' fees	37,268
Trustee out of pocket expenses	3,818
Reports to shareholders	31,855
Proxy expense	61,736
Federal and state registration fees	37,011
Custody fees	21,907
Bank fees	5,087
Other	15,418

Total expenses before fee waivers	2,296,595
Advisory fee waived	—

Net expenses	2,296,595

NET INVESTMENT LOSS	(1,874,331)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	3,714,337
Change in net unrealized appreciation/(depreciation) on investments	169,849

Net realized and unrealized gain/(loss) on investments	3,884,186

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,009,855

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2005

Forward Emerald Banking and Finance Fund
INVESTMENT INCOME
Dividends (Net of foreign withholding taxes of $1,136)	$2,067,515
Interest	139,458

Total Investment Income	2,206,973

EXPENSES
Investment advisory fee	1,394,732
12b-1 fee:
Class A	326,463
Class C	561,243
Custody fee	30,533
Transfer agent, administration and fund accounting	240,036
Professional fee	74,485
Registration fee	30,165
Trustees fee	13,320
Reports to shareholders	31,435
Miscellaneous fee	21,958

Total Expenses	2,724,370

NET INVESTMENT LOSS	(517,397)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investment securities	15,711,697
Change in net unrealized depreciation on investment securities	(313,635)

Net gain on investments	15,398,062
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,880,665

See Notes to Financial Statements

Statement of Operations
For the Fiscal Year Ended June 30, 2005

Forward Emerald Banking and Finance Fund
INVESTMENT INCOME
Dividends	$3,906,076
Interest	202,889

Total Investment Income	4,108,965

EXPENSES
Investment advisory fee	2,468,837
12b-1 fee:
Class A	562,946
Class C	1,023,623
Transfer agent, administration and fund accounting	623,447
Transfer agent, administration and fund accounting our of pocket	41,022
Professional fees	250,800
Insurance expense	30,490
Trustees' fees	72,469
Trustee out of pocket expenses	6,970
Reports to shareholders	60,587
Proxy expense	121,121
Federal and state registration fees	64,612
Custody fees	25,651
Bank fees	9,162
Other	25,287

Total expenses before fee waivers	5,387,024

Advisory fee waived	—

Net expenses	5,387,024

NET INVESTMENT LOSS	(1,278,059)

REALIzED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	9,230,290
Change in net unrealized appreciation/(depreciation) on investments	20,528,532

Net realized and unrealized gain/(loss) on investments	29,758,822

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,480,763

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2005

Forward Emerald Opportunities Fund(1)
INVESTMENT INCOME
Dividends (Net of foreign withholding taxes of $9)	$3,442
Interest	8,725

Total Investment Income	12,167

EXPENSES
Investment advisory fee	20,691
12b-1 fee:
Class A	9,127
Class C	2,437
Custody fee	10,640
Transfer agent, administration and fund accounting	7,158
Professional fee	2,101
Registration fee	13,742
Trustees fee	209
Reports to shareholders	623
Miscellaneous fee	265

Total Expenses before waiver	66,993
Expenses waived by investment advisor	(5,277)
Expenses reimbursed by investment advisor	(3,386)

Net Expenses	58,330

NET INVESTMENT LOSS	(46,163)

REALIzED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investment securities	621,397
Securities sold short	—
Change in net unrealized appreciation on investment securities and securities sold short	69,744

Net gain on investments and securities sold short	691,141
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$644,978

(1)
Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector. The Fund began offering Class C shares on July 1, 2000.

See Notes to Financial Statements

Statement of Operations
For the Fiscal Year Ended June 30, 2005

Forward Emerald Opportunities Fund(1)
INVESTMENT INCOME
Dividends	$630
Interest	3,896

Total Investment Income	4,526

EXPENSES
Investment advisory fee	33,339
12b-1 fee:
Class A	14,491
Class C	4,357
Transfer agent, administration and fund accounting	7,926
Transfer agent, administration and fund accounting our of pocket	651
Professional fees	6,393
Insurance expense	553
Trustees' fees	639
Trustee out of pocket expenses	86
Reports to shareholders	735
Proxy expense	1,563
Federal and state registration fees	20,554
Custody fees	3,907
Bank fees	252
Other	3,287

Total expenses before fee waivers	98,733
Advisory fee waived	(4,826)

Net expenses	93,907

NET INVESTMENT LOSS	(89,381)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	440,202
Change in net unrealized appreciation/(depreciation) on investments	(433,809)

Net realized and unrealized gain/(loss) on investments	6,393

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(82,988)

(1)
Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector. The Fund began offering Class C shares on July 1, 2000.

See Notes to Financial Statements

Statements of Changes in Net Assets

	Forward Emerald Growth Fund
		For the Fiscal Year Ended June 30,
	For the Six Months Ended December 31, 2005
		2005	2004
Operations
Net investment loss	$(929,230)	$(1,874,331)	$(1,558,356)
Net realized gain on investment securities	5,254,272	3,714,337	14,486,056
Change in net unrealized appreciation/(depreciation) on investment securities	11,403,665	169,849	10,180,503

Net increase in net assets resulting from operations	15,728,707	2,009,855	23,108,203

Less Distributions
From net investment income
Class A	—	—	—
Class C	—	—	—
From net realized gains
Class A	(8,074,838)	(2,630,169)	—
Class C	(625,150)	(325,503)	—

Net decrease in net assets from distributions	(8,699,988)	(2,955,672)	—

Capital Share Transactions (Note 3)
Net increase in net assets from capital share transactions	5,623,290	31,971,893	19,592,101

Net increase in Net Assets	12,652,009	31,026,076	42,700,304
Net Assets
Beginning of period	156,691,066	125,664,990	82,964,686

End of period*	$169,343,075	$156,691,066	$125,664,990

* Includes accumulated net investment income of:	—	—	—

See Notes to Financial Statements

	Forward Emerald Banking and Finance Fund
		For the Fiscal Year Ended June 30,
	For the Six Months Ended December 31, 2005
		2005	2004
Operations
Net investment loss	$(517,397)	$(1,278,059)	$(628,630)
Net realized gain on investment securities	15,711,697	9,230,290	9,555,944
Change in net unrealized appreciation/(depreciation) on investment securities	(313,635)	20,528,532	26,712,754

Net increase in net assets resulting from operations	14,880,665	28,480,763	35,640,068

Less Distributions
From net investment income
Class A	—	—	(20,232)
Class C	—	—	—
From net realized gains
Class A	(12,042,011)	(4,974,573)	(692,942)
Class C	(7,512,376)	(3,519,861)	(364,072)

Net decrease in net assets from distributions	(19,554,387)	(8,494,434)	(1,077,246)

Capital Share Transactions (Note 3)
Net increase in net assets from capital share transactions	10,637,438	49,988,154	99,775,582
Net increase in Net Assets	5,963,716	69,974,483	134,338,404
Net Assets
Beginning of period	291,359,834	221,385,351	87,046,947

End of period*	$297,323,550	$291,359,834	$221,385,351

* Includes accumulated net investment income of:	—	—	—

See Notes to Financial Statements

	Forward Emerald Opportunities Fund(1)
		For the Fiscal Year Ended June 30,
	For the Six Months Ended December 31, 2005
		2005	2004
Operations
Net investment loss	$(46,163)	$(89,381)	$(104,370)
Net realized gain on investment securities and securities sold short	621,397	440,202	615,631
Change in net unrealized appreciation/(depreciation) on investment securities and securities sold short	69,744	(433,809)	192,271

Net increase in net assets resulting from operations	644,978	(82,988)	703,532

Capital Share Transactions (Note 3)
Net increase/(decrease) in net assets from capital share transactions	2,998,084	(456,443)	243,888

Net increase/(decrease) in Net Assets	3,643,062	(539,431)	947,420
Net Assets
Beginning of period	3,180,633	3,720,064	2,772,644

End of period*	$6,823,695	$3,180,633	$3,720,064

* Includes accumulated net investment income of:	—	—	—

(1)
Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector. The Fund began offering Class C shares on July 1, 2000.

See Notes to Financial Statements

Financial Highlights
For a Share outstanding throughout the periods presented.

        The Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP whose report, along with the Funds' financial statements, are included in this annual report.

	Forward Emerald Growth Fund
	For the Six Months Ended December 31, 2005
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$12.98		$12.56

Income from investment operations
Net investment loss	(0.07	)(1)	(0.11	)(1)
Net realized and unrealized gain/(loss) on investments	1.38		1.33

Total from investment operations	1.31		1.22

Less Distributions
Net realized gain	(0.72)		(0.72)

Total distributions	(0.72)		(0.72)

Net asset value, end of period	$13.57		$13.06

Total Return(4)	10.21	%(2)	9.82	%(2)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$158,056		$11,287
Ratio of operating expenses to average net assets	1.40	%(3)	2.04	%(3)
Ratio of net investment loss to average net assets	(1.08	)%(3)	(1.73	)%(3)
Portfolio turnover rate	34%		34%

(1)
Per share amounts calculated based on the average shares outstanding during the period.

(2)
Total return for periods of less than one year are not annualized.

(3)
Annualized.

(4)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Growth Fund
	For the Fiscal Year Ended June 30, 2005
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$13.02		$12.70

Income from investment operations
Net investment loss	(0.16	)(1)	(0.23	)(1)
Net realized and unrealized gain/(loss) on investments	0.43		0.40

Total from investment operations	0.27		0.17

Less Distributions
Net realized gain	(0.31)		(0.31)

Total distributions	(0.31)		(0.31)

Net asset value, end of period	$12.98		$12.56

Total Return(2)	2.48%		1.74%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$145,193		$11,498
Ratio of operating expenses to average net assets	1.63%		2.28%
Ratio of net investment loss to average net assets	(1.31)%		(1.94)%
Portfolio turnover rate	73%		73%

(1)
Per share amounts calculated based on the average shares outstanding during the period.

(2)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Growth Fund
	For the Fiscal Year Ended June 30, 2004
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$10.21		$10.02

Income from investment operations
Net investment loss	(0.17	)(1)	(0.25	)(1)
Net realized and unrealized gain/(loss) on investments	2.98		2.93

Total from investment operations	2.81		2.68

Net asset value, end of period	$13.02		$12.70

Total Return(2)	27.52%		26.75%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$112,354		$13,311
Ratio of operating expenses to average net assets	1.57%		2.22%
Ratio of net investment loss to average net assets	(1.34)%		(1.99)%
Portfolio turnover rate	62%		62%

(1)
Per share amounts calculated based on the average shares outstanding during the period.

(2)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Growth Fund
	For the Fiscal Year Ended June 30, 2003
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$10.26		$10.14

Income from investment operations
Net investment loss	(0.10	)(1)	(0.16	)(1)
Net realized and unrealized gain/(loss) on investments	0.05		0.40

Total from investment operations	(0.05)		(0.12)

Net asset value, end of period	$10.21		$10.02

Total Return(2)	(0.49)%		(1.18)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$78,060		$4,905
Ratio of operating expenses to average net assets	1.73%		2.39%
Ratio of net investment loss to average net assets	(1.14)%		(1.81)%
Portfolio turnover rate	79%		79%

(1)
Per share amounts calculated based on the average shares outstanding during the period.

(2)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Growth Fund
	For the Fiscal Year Ended June 30, 2002
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$12.50		$12.43

Income from investment operations
Net investment loss	(0.10	)(1)	(0.17	)(1)
Net realized and unrealized gain/(loss) on investments	(2.14)		(2.12)

Total from investment operations	(2.24)		(2.29)

Net asset value, end of period	$10.26		$10.14

Total Return(2)	(17.92)%		(18.42)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$82,805		$3,505
Ratio of operating expenses to average net assets	1.62%		2.27%
Ratio of net investment loss to average net assets	(0.88)%		(1.53)%
Portfolio turnover rate	61%		61%

(1)
Per share amounts calculated based on the average shares outstanding during the period.

(2)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Growth Fund
	For the Fiscal Year Ended June 30, 2001(1)
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$18.31		$18.31

Income from investment operations
Net investment loss	(0.05	)(2)	(0.13	)(2)
Net realized and unrealized gain/(loss) on investments	(1.58)		(1.57)

Total from investment operations	(1.63)		(1.70)

Less Distributions
Net realized gain	(4.18)		(4.18)

Total distributions	(4.18)		(4.18)

Net asset value, end of period	$12.50		$12.43

Total Return(3)	(9.62)%		(10.08)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$107,325		$1,434
Ratio of operating expenses to average net assets	1.56%		2.21%
Ratio of net investment loss to average net assets	(0.40)%		(1.05)%
Portfolio turnover rate	60%		60%

(1)
The Fund began offering Class C shares on July 1, 2000, and the existing class of shares were designated as Class A. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S.

(2)
Per share amounts calculated based on the average shares outstanding during the period.

(3)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Banking and Finance Fund
	For the Six Months Ended December 31, 2005
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$27.99		$27.23

Income from investment operations
Net investment loss	(0.01	)(1)	(0.10	)(1)
Net realized and unrealized gain/(loss) on investments	1.49		1.46

Total from investment operations	1.48		1.36

Less Distributions
Net realized gain	(1.86)		(1.86)

Total distributions	(1.86)		(1.86)

Net asset value, end of period	$27.61		$26.73

Total Return(4)	5.31	%(2)	5.01	%(2)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$184,550		$112,774
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	1.57	%(3)	2.22	%(3)
Ratio of net investment loss to average net assets before reimbursement by Advisor and waivers	(0.10	)%(3)	(0.75	)%(3)
Portfolio turnover rate	15%		15%

(1)
Per share amounts calculated based on the average shares outstanding during the period.

(2)
Total return for periods of less than one year are not annualized.

(3)
Annualized.

(4)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Banking and Finance Fund
	For the Fiscal Year Ended June 30, 2005
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$25.74		$25.23

Income from investment operations
Net investment loss	(0.06	)(1)	(0.23	)(1)
Net realized and unrealized gain/(loss) on investments	3.30		3.22

Total from investment operations	3.24		2.99

Less Distributions
Net realized gain	(0.99)		(0.99)

Total distributions	(0.99)		(0.99)

Net asset value, end of period	$27.99		$27.23

Total Return(2)	13.12%		12.37%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$183,556		$107,804
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	1.80%		2.45%
Ratio of net investment loss to average average net assets before reimbursement by Advisor and waivers	(0.23)%		(0.88)%
Portfolio turnover rate	25%		25%

(1)
Per share amounts calculated based on the average shares outstanding during the period.

(2)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Banking and Finance Fund For the Fiscal Year Ended June 30, 2004
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$19.89		$19.62

Income from investment operations
Net investment loss	(0.03	)(1)	(0.18	)(1)
Net realized and unrealized gain/(loss) on investments	6.07		5.97

Total from investment operations	6.04		5.79

Less Distributions
Net investment income	(0.01)		—
Net realized gain	(0.18)		(0.18)

Total distributions	(0.19)		(0.18)

Net asset value, end of period	$25.74		$25.23

Total Return(2)	30.53%		29.68%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$133,136		$88,249
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	1.74%		2.39%
Ratio of net investment loss to average net assets before reimbursement by Advisor and waivers	(0.13)%		(0.77)%
Portfolio turnover rate	29%		29%

(1)
Per share amounts calculated based on the average shares outstanding during the period.

(2)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Banking and Finance Fund For the Fiscal Year Ended June 30, 2003
	Class A	Class C
Selected Per-Share Data
Net asset value, beginning of period	$18.36	$18.24

Income from investment operations
Net investment income/(loss)	0.03(1)	(0.08	)(1)
Net realized and unrealized gain/(loss) on investments	1.84	1.80

Total from investment operations	1.87	1.72

Less Distributions
Net realized gain	(0.34)	(0.34)

Total distributions	(0.34)	(0.34)

Net asset value, end of period	$19.89	$19.62

Total Return(2)	10.46%	9.69%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$59,565	$27,482
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	1.97%	2.66%
Ratio of net investment income/(loss) to average net assets before reimbursement by Advisor and waivers	0.20%	(0.43)%
Portfolio turnover rate	47%	47%

(1)
Per share amounts calculated based on the average shares outstanding during the period.

(2)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Banking and Finance Fund For the Fiscal Year Ended June 30, 2002
	Class A	Class C
Selected Per-Share Data
Net asset value, beginning of period	$15.55	$15.47

Income from investment operations
Net investment income/(loss)	0.05(1)	(0.06	)(1)
Net realized and unrealized gain/(loss) on investments	3.01	3.00

Total from investment operations	3.06	2.94

Less Distributions
Net investment income	(0.08)	—
Net realized gain	(0.17)	(0.17)

Total distributions	(0.25)	(0.17)

Net asset value, end of period	$18.36	$18.24

Total Return(2)	19.96%	19.22%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$34,933	$6,210
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	2.26%	2.91%
Ratio of net investment income/(loss) to average net assets before reimbursement by Advisor and waivers	0.28%	(0.37)%
Portfolio turnover rate	27%	27%

(1)
Per share amounts calculated based on the average shares outstanding during the period.

(2)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Banking and Finance Fund For the Fiscal Year Ended June 30, 2001(1)
	Class A	Class C
Selected Per-Share Data
Net asset value, beginning of period	$11.20	$11.20

Income from investment operations
Net investment income	0.18(2)	0.10(2)
Net realized and unrealized gain/(loss) on investments	4.34	4.34

Total from investment operations	4.52	4.44

Less Distributions
Net investment income	(0.17)	(0.17)

Total distributions	(0.17)	(0.17)

Net asset value, end of period	$15.55	$15.47

Total Return(3)	40.72%	40.00%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$14,822	$513
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	2.94%	3.59%
Ratio of operating expenses to average net assets after reimbursement by Advisor and waivers	2.35%	3.00%
Ratio of net investment income to average net assets before reimbursement by Advisor and waivers	0.79%	0.14%
Ratio of net investment income to average net assets after reimbursement by Advisor and waivers	1.38%	0.73%
Portfolio turnover rate	55%	55%

(1)
The Fund began offering Class C shares on July 1, 2000, and the existing class of shares were designated as Class A.

(2)
Per share amounts calculated based on the average shares outstanding during the period.

(3)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Opportunities Fund(1) For the Six Months Ended December 31, 2005
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$7.03		$6.87

Income from investment operations
Net investment loss	(0.08	)(2)	(0.10	)(2)
Net realized and unrealized gain/(loss) on investments and securities sold short	1.44		1.41

Total from investment operations	1.36		1.31

Net asset value, end of period	$8.39		$8.18

Total Return(5)	19.35	%(3)	19.07	%(3)
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$6,004		$820
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	3.14	%(4)	3.63	%(4)
Ratio of operating expenses to average net assets after reimbursement by Advisor and waivers	2.73	%(4)	3.22	%(4)
Ratio of net investment loss to average net assets before reimbursement by Advisor and waivers	(2.56	)%(4)	(3.05	)%(4)
Ratio of net investment loss to average net assets after reimbursement by Advisor and waivers	(2.15	)%(4)	(2.64	)%(4)
Portfolio turnover rate	156%		156%

(1)
Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector. The Fund began offering Class C shares on July 1, 2000.

(2)
Per share amounts calculated based on the average shares outstanding during the period.

(3)
Total return for periods of less than one year are not annualized.

(4)
Annualized.

(5)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Opportunities Fund(1) For the Fiscal Year Ended June 30, 2005
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$7.13		$7.00

Income from investment operations
Net investment loss	(0.17	)(2)	(0.20	)(2)
Net realized and unrealized gain/(loss) on investments	0.07		0.07

Total from investment operations	(0.10)		(0.13)

Net asset value, end of period	$7.03		$6.87

Total Return(3)	(1.40)%		(1.86)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,793		$388
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	2.90%		3.40%
Ratio of operating expenses to average net assets after reimbursement by Advisor and waivers	2.76%		3.26%
Ratio of net investment loss to average net assets before reimbursement by Advisor and waivers	(2.76)%		(3.24)%
Ratio of net investment loss to average net assets after reimbursement by Advisor and waivers	(2.62)%		(3.11)%
Portfolio turnover rate	189%		189%

(1)
Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector. The Fund began offering Class C shares on July 1, 2000.

(2)
Per share amounts calculated based on the average shares outstanding during the period.

(3)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Opportunities Fund(1) For the Fiscal Year Ended June 30, 2004
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$5.64		$5.56

Income from investment operations
Net investment loss	(0.19	)(2)	(0.22	)(2)
Net realized and unrealized gain/(loss) on investments	1.68		1.66

Total from investment operations	1.49		1.44

Net asset value, end of period	$7.13		$7.00

Total Return(3)	26.42%		25.90%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,202		$518
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	2.75%		3.25%
Ratio of operating expenses to average net assets after reimbursement by Advisor and waivers	2.74%		3.24%
Ratio of net investment loss to average net assets before reimbursement by Advisor and waivers	(2.67)%		(3.17)%
Ratio of net investment loss to average net assets after reimbursement by Advisor and waivers	(2.65)%		(3.15)%
Portfolio turnover rate	65%		65%

(1)
Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector. The Fund began offering Class C shares on July 1, 2000.

(2)
Per share amounts calculated based on the average shares outstanding during the period.

(3)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forwrad Emerald Opportunities Fund(1) For the Fiscal Year Ended June 30, 2003
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$5.38		$5.33

Income from investment operations
Net investment loss	(0.12	)(2)	(0.15	)(2)
Net realized and unrealized gain/(loss) on investments	0.38		0.38

Total from investment operations	0.26		0.23

Net asset value, end of period	$5.64		$5.56

Total Return(3)	4.83%		4.32%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,572		$201
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	4.99%		5.49%
Ratio of operating expenses to average net assets after reimbursement by Advisor and waivers	2.90%		3.40%
Ratio of net investment loss to average net assets before reimbursement by Advisor and waivers	(4.78)%		(5.28)%
Ratio of net investment loss to average net assets after reimbursement by Advisor and waivers	(2.69)%		(3.19)%
Portfolio turnover rate	151%		151%

(1)
Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector. The Fund began offering Class C shares on July 1, 2000.

(2)
Per share amounts calculated based on the average shares outstanding during the period.

(3)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

	Forward Emerald Opportunities Fund(1) For the Fiscal Year Ended June 30, 2002
	Class A		Class C
Selected Per-Share Data
Net asset value, beginning of period	$12.15		$12.10

Income from investment operations
Net investment loss	(0.20	)(1)	(0.24	)(1)
Net realized and unrealized gain/(loss) on investments	(6.15)		(6.11)

Total from investment operations	(6.35)		(6.35)

Less Distributions
Net realized gain	(0.42)		(0.42)

Total distributions	(0.42)		(0.42)

Net asset value, end of period	$5.38		$5.33

Total Return(2)	(53.76)%		(53.99)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,132		$89
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	4.66%		5.16%
Ratio of operating expenses to average net assets after reimbursement by Advisor and waivers	2.90%		3.40%
Ratio of net investment loss to average net assets before reimbursement by Advisor and waivers	(4.26)%		(4.76)%
Ratio of net investment loss to average net assets after reimbursement by Advisor and waivers	(2.50)%		(3.00)%
Portfolio turnover rate	249%		249%

(1)
Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector. The Fund began offering Class C shares on July 1, 2000.

(2)
Per share amounts calculated based on the average shares outstanding during the period.

(3)
Total return assumes dividend reinvestments and does not reflect the effect

See Notes to Financial Statements

	Forward Emerald Opportunities Fund(1) For the Fiscal Year Ended June 30, 2001
	Class A	Class C
Selected Per-Share Data
Net asset value, beginning of period	$29.59	$29.59

Income from investment operations
Net investment loss	(0.43)	(0.37)
Net realized and unrealized gain/(loss) on investments	(13.01)	(13.12)

Total from investment operations	(13.44)	(13.49)

Distributions
Net realized gain	(4.00)	(4.00)

Total distributions	(4.00)	(4.00)

Net asset value, end of period	$12.15	$12.10

Total Return(2)	(51.80)%	(52.00)%
Ratios and Supplemental Data
Net assets, end of period (in 000s)	$8,054	$301
Ratio of operating expenses to average net assets before reimbursement by Advisor and waivers	3.41%	3.91%
Ratio of operating expenses to average net assets after reimbursement by Advisor and waivers	2.90%	3.40%
Ratio of net investment loss to average net assets before reimbursement by Advisor and waivers	(2.76)%	(3.26)%
Ratio of net investment loss to average net assets after reimbursement by Advisor and waivers	(2.25)%	(2.75)%
Portfolio turnover rate	193%	193%

(1)
Prior to September 29, 2005, the Opportunities Fund was named the Forward Emerald Technology Fund and invested a minimum 80% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the Technology sector. Accordingly, performance figures for periods prior to September 29, 2005, do not reflect the current strategy. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and its investment objective focused on a specific industry within the Technology sector. The Fund began offering Class C shares on July 1, 2000.

(2)
Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

See Notes to Financial Statements

Notes to Financial Statements

NOTE 1—ORGANIZATION AND DESCRIPTION OF THE FUNDS

        Forward Funds (the "Trust"), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005. Effective July 1, 2005, pursuant to an Agreement and Plan of Reorganization, each of the nine then-existing series of Forward Funds, Inc., a Marylandcorporation originally incorporated on October 3, 1997, and registered under the 1940 Act, was reorganized into a corresponding newly formed series of the Trust. At December 31, 2005, the Trust offered twelve investment portfolios.

        This annual report describes three portfolios offered by the Trust. The accompanying financial statements and financial highlights are those of the Forward Emerald Growth Fund (the "Growth Fund"), the Forward Emerald Banking and Finance Fund (the "Banking and Finance Fund") and the Forward Emerald Opportunities Fund (the"Opportunities Fund") (each a "Fund," and collectively, the "Funds" or the "Forward Emerald Funds"). The Forward Emerald Funds were reorganized into a newly organized series of the Trust effective May 1, 2005. Any reference in this annual report to events that occurred, payments that were made, and the financial data and information in this annual report prior to May 1, 2005 for the Funds relates to the predecessor funds.

        The Forward International Equity Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap, Forward Global Emerging Markets Fund, Forward International Small Companies Fund, Forward Uniplan Real Estate Investment Fund, Forward Legato Fund, Sierra Club Stock Fund, and Sierra Club EquityIncome Fund, have disclosed their financial statements and financial highlights in two separate annual reports.

        The Forward Emerald Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through capital appreciation. To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks, preferred stocks and securities convertible into common and preferred stocks. Prior to May 1, 2005, the Fund was named the Emerald Growth Fund, and prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and had a narrower investment objective.

        The Forward Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 80% of its total assets in a non-diversified portfolio of bankingand financial services companies. Prior to May 1, 2005, the Fund was named the Emerald Select Banking and Finance Fund, and prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

        The Forward Emerald Opportunities Fund commenced operations on October 31, 1997. The investment objective of the Fund is to seek capital appreciation byinvesting principally in equity securities of companies that are believed to be poisedfor significant growth, including companies of varying sizes in a wide range of industries. Under normal conditions, the Fund will invest at a minimum 25% of its net assets, plus borrowings for investment purposes, if any, in a non-diversified portfolio of equity securities of public companies in the technology sector. Prior to September 29, 2005, the Fund was named the Forward Emerald Technology Fund and pursued a different investment strategy. Prior to May 1, 2005, the Fund was named the Emerald Select Technology Fund, and prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund and had a narrower investment objective.

        Effective December 31, 2005, the Forward Emerald Funds' fiscal year end changed from June 30 to December 31.

        The Forward Emerald Funds issued a second class of shares, Class C Shares, and renamed the initial class as Class A Shares on July 1, 2000. The two classes differ principally in their respective distribution expenses and arrangements as well as their respective front-end and contingent deferred sales charge arrangements. Both classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

        Class A Shares are subject to an initial sales charge of 4.75% imposed at the time of purchase. Prior to April 1, 2004, Class C Shares were subject to an initial sales charge of 1.00% imposed at the time of purchase, as well as a contingent deferred sales charge ("CDSC") for redemptions made within one year of purchase, in accordance with the Fund's prospectus. The CDSC was 1.00% of the lesser of the current market value or the cost of shares being redeemed. Effective April 1, 2004, the Board of Trustees authorized the elimination of the 1.00% initial sales charge on the Class C shares.

        Certain Funds invest a high percentage of their assets in specific sectors of the market, especially the technology, banking and financial sectors. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate in investments in a particular sector.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

        Security Valuation:    Investment securities and securities sold short traded on a national securities exchange are valued at the last reported sales price on the security's principal exchange, which is usually at 4:00 p.m. eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid price is used. Investments in open-ended registered investment companies are valued at their net asset value each business day. An option contract is valued at the last sales price as quoted on the principal exchange on which such option is traded, or in the absence of a sale, the mean between the last bid and ask prices. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Trustees or by the Sub-Advisors using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security.

        Securities Transactions and Investment Income:    Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined using the first-in, first-out cost method; another type of identified cost method may be used in the future. Interest income is accrued as earned. Dividend income and expenses for securities sold short are recorded on the ex-dividend date. All discounts and premiums on fixed income securities are amortized on the effective interest method for tax and financial reporting purposes.

        Distributions To Shareholders:    Dividends and distributions to shareholders, which are determined in accordance with federal tax regulations, are recorded on the ex-dividend date. Net gains realized from securities transactions and dividends from net investment income, if any, would normally be distributed to shareholders annually. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

        Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

        Federal Income Taxes:    The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

        Expenses:    Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the fair value of settled shares.

        Use Of Estimates In The Preparation Of Financial Statements:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Option Writing/Purchasing:    The Banking and Finance Fund and the Opportunities Fund may write or purchase financial options contracts solely for the purpose of hedging their existing portfolio securities, or securities that the funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the funds write or purchase an option, an amount equal to the premium received or paid by the funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by the funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the funds have realized a gain or loss on investment transactions. Risks arise from entering into written option transactions from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transaction because of an illiquid secondary market and from unexpected movements in security values. At December 31, 2005, the Banking and Finance Fund held no purchased or written options and the Opportunities Fund held purchased options with a market value of $181,737 and no written options.

        Short Sales:    The Banking and Finance Fund and the Opportunities Fund may sell securities short. Short sales are transactions in which a fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to deliver to the buyer. The fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The funds will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The funds are liable for any dividends payable on securities while those securities are in a short position. At December 31, 2005, the Banking and Finance Fund had no securities sold short and the Opportunities Fund held securities sold short with a market value of $95,130.

        ReFlow Transactions:    The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, a Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive their redemption fee with respect to redemptions by ReFlow.

        ReFlow Management Co., LLC, the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds' participation in ReFlow.

        Cash Management Transactions:    The Funds subscribe to the Brown Brothers Harriman & Co. ("BBH&Co.") Cash Management Service ("CMS"). The BBH&Co. CMS is an investment product that automatically sweeps the Funds' cash balances into overnight offshore time deposits with either BBH&Co.'s Grand Cayman branch or branches of pre-approved world class commercial banks. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure, or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

NOTE 3—SHARES OF BENEFICIAL INTEREST

        The Trust consists of an unlimited number of shares of beneficial interest with no par value. Prior to July 1, 2005, the Board of Trustees of the Trust had designated the shares into three separate series. As of July 1, the Board of Trustees of the Trust has designated the shares into twelve series. Each Fund, other than the Growth Fund, Banking and Finance Fund, Opportunities Fund and Forward Legato Fund, currently offers a class of shares called the Investor Class shares. The Forward Hoover Small Cap Fund, Forward Hoover Mini-Cap Fund, Forward Global Emerging Markets Fund, Forward International Small Companies Fund and Forward Legato Fund each also offer a class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. The Sierra Club Stock Fund, Forward Hoover Small Cap Fund, Forward International Small Companies Fund and Forward Legato Fund each also offer Class A shares. The Growth Fund, Banking and Finance Fund and Opportunities Fund each offer Class A and Class C shares. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

        There generally is no fee for exchanges; however, beginning December 1, 2005, there is a 2.00% redemption fee on shares exchanged within 180 days of purchase for the Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund and Forward Emerald Opportunities Fund. The holding period for the Forward Emerald Opportunities Fund will be reduced to 60 days as of May 1, 2006. Such redemption fees, if any, are reflected in the "cost of shares redeemed" in the Statement of Changes in Net Assets.

        The following table summarizes the capital share transactions of each Fund:

Forward Emerald Growth Fund

	For the Six Months Ended December 31, 2005		For the Fiscal Year Ended June 30, 2005		For the Fiscal Year Ended June 30, 2004
	Class A		Class A		Class A
	Shares	Amount	Shares	Amount	Shares	Amount
Sales	1,261,758	$17,022,352	5,083,947	$65,162,367	2,720,528	$34,341,896
Reinvested distributions	390,288	5,255,650	220,696	2,443,099	—	—
Redemptions	(1,186,341)	(15,984,977)	(2,746,701)	(33,965,754)	(1,739,742)	(21,675,806)

Net increase	465,705	$6,293,025	2,557,942	$33,639,712	980,786	$12,666,090

Shares Outstanding:
Beginning of period	11,185,908		8,627,966		7,647,180

End of period	11,651,613		11,185,908		8,627,966

	Class C		Class C		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Sales	34,248	$444,804	119,823	$1,419,286	650,886	$8,067,108
Reinvested distributions	42,582	553,045	26,657	287,362	—	—
Redemptions	(127,716)	(1,667,584)	(279,651)	(3,374,467)	(92,133)	(1,141,097)

Net increase/(decrease)	(50,886)	$(669,735)	(133,171)	$(1,667,819)	558,753	$6,926,011

Shares Outstanding:
Beginning of period	915,111		1,048,282		489,529

End of period	864,225		915,111		1,048,282

Total Net Increase		$5,623,290		$31,971,893		$19,592,101

Forward Emerald Banking and Finance Fund

	For the Six Months Ended December 31, 2005		For the Fiscal Year Ended June 30, 2005		For the Fiscal Year Ended June 30, 2004
	Class A		Class A		Class A
	Shares	Amount	Shares	Amount	Shares	Amount
Sales	793,282	$22,581,054	2,836,726	$76,906,237	3,961,024	$94,794,254
Reinvested distributions	380,328	10,658,780	177,520	4,386,921	26,278	592,917
Redemptions	(1,047,668)	(29,771,823)	(1,628,134)	(43,394,497)	(1,810,887)	(44,476,237)

Net increase	125,942	$3,468,011	1,386,112	$37,898,661	2,176,415	$50,910,934

Shares Outstanding:
Beginning of period	6,557,555		5,171,443		2,995,028
End of period	6,683,497		6,557,555		5,171,443

	For the Six Months Ended December 31, 2005		For the Fiscal Year Ended June 30, 2005		For the Fiscal Year Ended June 30, 2004
	Class C		Class C		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Sales	433,269	$11,975,900	1,114,582	$29,488,435	2,359,446	$55,258,198
Reinvested distributions	194,685	5,290,512	104,304	2,520,733	11,968	267,326
Redemptions	(366,719)	(10,096,985)	(758,076)	(19,919,675)	(274,673)	(6,660,876)

Net increase	261,235	$7,169,427	460,810	$12,089,493	2,096,741	$48,864,648

Shares Outstanding:
Beginning of period	3,958,513		3,497,703		1,400,962

End of period	4,219,748		3,958,513		3,497,703

Total Net Increase		$10,637,438		$49,988,154		$99,775,582

Forward Emerald Opportunities Fund

	For the Six Months Ended December 31, 2005		For the Fiscal Year Ended June 30, 2005		For the Fiscal Year Ended June 30, 2004
	Class A		Class A		Class A
	Shares	Amount	Shares	Amount	Shares	Amount
Sales	360,643	2,965,879	91,573	$635,411	127,511	$957,303
Reinvested distributions	—	—	—
Redemptions	(41,996)	(329,007)	(143,726)	(974,092)	(134,440)	(974,250)

Net increase/(decrease)	318,647	2,636,872	(52,153)	$(338,681)	(6,929)	$16,947

Shares Outstanding:
Beginning of period	397,178		449,331		456,260

End of period	715,825		397,178		449,331

	Class C		Class C		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Sales	50,829	416,562	14	$100	49,228	$341,700
Reinvested distributions	—	—	—	—	—	—
Redemptions	(7,032)	(55,350)	(17,637)	(117,862)	(11,260)	(80,865)

Net increase/(decrease)	43,797	361,212	(17,623)	$(117,762)	37,968	$260,835

Shares Outstanding:
Beginning of period	56,413		74,036		36,068

End of period	100,210		56,413		74,036

Total Net Increase/(Decrease)		$2,998,084		$(456,443)		$243,888

NOTE 4—INVESTMENT TRANSACTIONS

        During the six months ended December 31, 2005, purchases and sales of investment securities (excluding securities sold short, options and short-term investments) were as follows:

	Forward Emerald Growth Fund	Forward Emerald Banking and Finance Fund	Forward Emerald Opportunities Fund
Purchases	$56,947,856	$49,094,203	$7,520,849
Sales	(54,519,263)	(44,184,152)	(5,333,368)

        During the fiscal year ended June 30, 2005, purchases and sales of investment securities (excluding securities sold short, options and short-term investments) were as follows:

	Forward Emerald Growth Fund	Forward Emerald Banking and Finance Fund	Forward Emerald Opportunities Fund
Purchases	$124,492,235	$105,278,879	$5,674,739
Sales	(92,676,771)	(53,539,565)	(5,782,632)

NOTE 5—FEDERAL INCOME TAxES AND DISTRIBUTIONS

        Tax Basis of Investment:    At December 31, 2005, the total cost of securities and the net realized gains and losses on securities sold for Federal income tax purposes are different from amounts reported for financial reporting purposes generally due to losses incurred in so called "wash sales," which losses cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

        The aggregate gross unrealized appreciation and depreciation for securities (including short sales) held by the Funds at December 31, 2005, were as follows:

	Cost for Federal Income Tax Purposes	Tax Basis Net Unrealized Appreciation (Depreciation)	Tax Basis Gross Unrealized Appreciation	Tax Basis Gross Unrealized Depreciation
Growth Fund	$131,757,655	$38,015,866	$42,892,277	$4,876,411
Banking and Finance Fund	238,257,788	59,449,166	62,844,784	3,395,618
Opportunities Fund	6,661,785	334,899	534,525	199,626

        The aggregate gross unrealized appreciation and depreciation for securities (including short sales) held by the Funds at June 30, 2005, were as follows:

	Cost for Federal Income Tax Purposes	Tax Basis Net Unrealized Appreciation (Depreciation)	Tax Basis Gross Unrealized Appreciation	Tax Basis Gross Unrealized Depreciation
Growth Fund	$129,597,675	$26,620,875	$33,074,843	$6,453,968
Banking and Finance Fund	233,520,716	59,734,322	63,524,312	3,789,990
Opportunities Fund	3,058,652	282,854	385,319	102,465

        Classifications of Distributions:    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes. Distributions of net realized short-term capital gains are, for Federal income tax purposes, taxable as ordinary income to shareholders.

        For tax purposes, the distributions paid by the Funds during the periods indicated, were characterized as follows:

	For the Year Ended December 31, 2005		For the Year Ended June 30, 2005
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Growth Fund	—	$8,699,988	—	$2,955,67
Banking and Finance Fund	—	19,554,387	$3,562,290	4,932,144
Opportunities Fund	—	—	—	—

        Capital Loss Carryforwards:    At December 31, 2005, the Funds had available for federal income tax purposes unused capital loss carryovers as follows:

	Amount	Expiring
Opportunities Fund	$5,473,892	2009
	$1,848,987	2010

        During the six months ended December 31, 2005, the Opportunities Fund utilized capital loss carryovers of $639,096.

        At June 30, 2005, the Forward Emerald Opportunities Fund had accumulated capital loss carryforwards for Federal income tax purposes of $7,961,975, of which $6,112,988 expires in 2010 and $1,848,987 expires in 2011. To the extent the Funds realize future net capital gains, those gains will be offset by unused capital loss carryforwards. During the year ended June 30, 2005, the Forward Emerald Opportunities Fund utilized capital loss carryovers of $445,067.

Components of Net Assets (Tax Basis):

        As of December 31, 2005, the components of net assets on a tax basis were:

	Forward Emerald Fund	Forward Emerald Banking and Finance Fund	Forward Emerald Opportunities Growth Fund
Accumulated net realized gain/(loss)	$136,708	$5,234,541	$(7,322,879)
Net unrealized appreciation	38,018,866	59,449,166	334,899

Total	$38,029,536	$64,683,707	$(6,987,980)

        Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period during which the differences arise.

        The following permanent differences for the six months ended December 31, 2005, primarily attributable to certain net operating losses, which for tax purposes are not available to offset future income, were reclassified to the following accounts:

	Accumulated Net Investment Income	Accumulated Net Realized Gains/(Loss)	Paid In Capital
Growth Fund	$929,230	(149,739)	$(779,491)
Banking and Finance Fund	517,397	28,813	(546,210)
Opportunities Fund	46,163	—	(46,163)

        The following permanent differences as of June 30, 2005, primarily attributable to certain net operating losses, which for tax purposes are not available to offset future income, were reclassified to the following accounts:

	Undistributed Net Investment Income	Accumulated Realized Gains/(Loss)	Paid In Capital
Growth Fund	$1,874,331	—	$(1,874,331)
Banking and Finance Fund	1,278,059	—	(1,278,059)
Opportunities Fund	89,381	—	(89,381)

NOTE 6—INVESTMENT MANAGEMENT SERVICES

        The Trust has entered into an investment management agreement, effective May 1, 2005, with Forward Management, LLC ("Forward Management" or the "Advisor")pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: Growth Fund, 0.75% on assets up to and including $250 million, 0.65% on assets over $250 million up to $500 million, 0.55% on assets over $500 million up to $750 million and 0.45% on assets over $750 million; Banking and Finance Fund and Opportunities Fund, 1.00% on assets up to and including $100 million and 0.90% on assets over $100 million. Under the terms of the Advisory Agreement, the Advisor may also waive fees or reimburse the Funds for certain expenses. Through June 30, 2007, the Advisor has contractually agreed to waive its advisory fee and/or reimburse other expenses to the extent that the Fund's total operating expenses exceed the following:

	Class A	Class C
Growth Fund	2.25%	2.90%
Banking and Finance Fund	2.35%	3.00%
Opportunities Fund	2.90%	3.40%

Pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement"), dated May 1, 2005, Emerald Mutual Fund Advisers Trust (formerly known as Emerald Advisers, Inc.) ("Emerald" or the "Sub-Advisor") serves as the investment sub-advi-sor to the Funds. Forward Management will direct the Funds to pay Emerald's sub-advisory fees out of Forward Management's advisory fees. Prior to May 1, 2005, Emerald served as investment advisor to the Funds.

        The following table summarizes the advisory fees and expense waivers/reimbursements for the following periods:

	For the Six Months Ended December 31, 2005		For the Fiscal Year Ended June 30, 2005
	Gross Advisory Fee	Advisory Fees Waived/Reimbursed	Gross Advisory Fee	Advisory Fees Waived/Reimbursed
Growth Fund	$613,995	—	$1,027,800	—
Banking and Finance Fund	1,394,732	—	2,468,837	—
Opportunities Fund	20,691	$8,663	33,339	$4,826

NOTE 7—DISTRIBUTION PLAN

        The Class A shares and Class C shares of the Forward Emerald Funds have distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Class A and Class C shares of the Funds will pay the distributor for services provided and expenses incurred promoting the sale of such shares of the Funds or maintaining or improving services provided to shareholders by the distributor or dealers. The Forward Emerald Growth Fund and Forward Emerald Banking and Finance Fund will each reimburse the distributor at an annual rate up to 0.35% and the Forward Emerald Opportunities Fund will reimburse the distributor at an annual rate up to 0.50% of the average net assets attributable to the Class A shares of each respective Fund. Each Fund will reimburse the distributor at an annual rate up to 1.00%, payable monthly, of which 0.25% is a shareholder service fee and 0.75% is for distribution-related expenses of the average daily net assets attributable to the Class C shares of each of the Funds. For the periods indicated, the Funds paid the distributor under the terms of the Plans as follows:

	Class A	Distribution Expenses for the Six Months Ended Dec. 31, 2005	Distribution Expenses for the Fiscal Year Ended June 30, 2005
Growth Fund	0.35%	$266,282	$436,397
Banking and Finance Fund	0.35%	326,463	562,946
Opportunities Fund	0.50%	9,127	14,491
	Class C
Growth Fund	0.75%	$43,391	$92,664
Banking and Finance Fund	0.75%	420,932	767,717
Opportunities Fund	0.75%	1,828	3,268
	Class C	Shareholder Servicing Expenses for the Six Months Ended Dec. 31, 2005	Shareholder Servicing Expenses for the Fiscal Year Ended June 30, 2005
Growth Fund	0.25%	$14,464	$30,888
Banking and Finance Fund	0.25%	140,311	255,906
Opportunities Fund	0.25%	609	1,089

        Shares of the Funds are distributed pursuant to a Distribution Agreement, dated as of September 9, 2005, between the Trust and the Distributor, ALPS Distributors, Inc. ("ADI"). ADI is located at 1625 Broadway, Suite 2200, Denver, CO 80202, and may be contacted by calling (800) 999-6809. Prior to that time, CITCO Mutual Fund Distributors, Inc. served as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

NOTE 8—TRUSTEES AND OFFICERS

        Overall responsibility for oversight of the Forward Emerald Funds rests with the Trustees of the Trust. Prior to May 1, 2005, there were seven Trustees, six of whom were not "interested persons" of the Trust within the meaning of that term under the 1940 Act. Through June 30, 2005, the non-interested Trustees received an aggregate annual retainer of $6,000, $1,500 for each Board meeting attended, and $1,500 for each Audit Committee meeting attended. The Funds also reimbursed the non-employee Trustees' travel expenses incurred attending Board meetings.

        As of December 31, 2005, there were five Trustees, four of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. As of January 1, 2006, the number of trustees was increased to six and Mr. DeWitt F. Bowman was appointed as a non-interested Trustee. The Funds pay each non-interested Trustee a retainer fee in the amount of $12,000 per year, $3,625 each per regular meeting and $1,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $750 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee will each receive a special retainer fee in the amount of $6,000 per year. The Funds will also reimburse Trustees' travel expenses incurred attending Board meetings. The interested Trustee does not receive any compensation by the Funds.

        Prior to his appointment as a non-interested trustee, Mr. Bowman served as a consultant to the Trust from July 21, 2005 through December 31, 2005, and was paid consulting fees by the Trust in the amount of $7,015.57 for his services during the year ended December 31, 2005.

NOTE 9—INDEMNIFICATIONS

        Under the Funds' organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 10—SERVICE PROVIDERS

        On September 9, 2005, ALPS Mutual Fund Services, Inc. ("AMFS") became the Funds' administrator and transfer agent. As administrator, AMFS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. AMFS' principal business address is 1625 Broadway, Suite 2200, Denver, CO 80202. Shareholder inquiries may be directed to AMFS at P.O. Box 1345, Denver, CO 80201 or by calling (800) 232-0224. Prior to that time, CITCO Mutual Fund Services, Inc. served as the administrator and transfer agent for the Funds.

        Effective November 4, 2005, Brown Brothers Harriman & Co. ("BBH") is the Funds' custodian. BBH is located at 40 Water Street, Boston, Massachusetts 02109. Prior to that time, U.S. Bank N.A. served as custodian for the Funds.

NOTE 11—PORTFOLIO OF INVESTMENTS

        The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds:

        In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Forward Emerald Growth Fund, Forward Emerald Banking and Finance Fund, and Forward Emerald Opportunities Fund (the "Funds") at December 31, 2005, the results of each of their operations for the period ending December 31, 2005 and the year ending June 30, 2005, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 24, 2006

Additional Information (Unaudited)

        At a special meeting of shareholders of each Fund held on April 15, 2005, shareholders of the Funds voted to adopt the following proposals: (1) to approve a new investment management agreement between the Trust and Forward Management; (2) to approve a new investment sub-advisory agreement among the Trust, Forward Management and Emerald; (3) to elect five Trustees; and (4) to approve an amended and restated Declaration of Trust.

Proposal 1: To approve a new investment management agreement between the Trust and Forward Management.

Fund	Votes For	Votes Against	Votes Abstain	Total Votes
Growth Fund	9,755,292.831	61,332.939	99,591.006	9,916,216.776
Banking and Finance Fund	7,697,882.451	154,303.563	106,619.874	7,958,805.888
Technology Fund	294,257.608	3,806.905	2,891.408	300,955.921

Proposal 2: To approve a new investment sub-advisory agreement among the Trust, Forward Management and Emerald.

Fund	Votes For	Votes Against	Votes Abstain	Total Votes
Growth Fund	9,749,036.989	63,939.781	103,240.006	9,916,216.776
Banking and Finance Fund	7,691,188.451	166,478.563	101,138.874	7,958,805.888
Technology Fund	294,180.501	3,884.012	2,891.408	300,955.921

Proposal 3: Election of Trustees.

Trustee	Affirmative	Withhold	Total Votes
J. Alan Reid, Jr.	17,948,800.169	227,178.416	18,175,978.585
Kenneth V. Domingues	17,939,857.169	236,121.416	18,175,978.585
Haig G. Mardikian	17,945,334.527	230,644.058	18,175,978.585
Leo T. McCarthy	17,953,618.086	222,360.499	18,175,978.585
Donald O'Connor	17,952,517.527	223,461.058	18,175,978.585

        The five newly elected Trustees commenced their service on the Board effective May 1, 2005, after which time Messrs. Mertz, Penwell, Dickson, Garban, Harrison, Newcomer and Zoffer resigned from the Board.

Proposal 4: To approve an amended and restated Declaration of Trust.

Fund	Votes For	Votes Against	Votes Abstain	Total Votes
Growth Fund	5,455,445.759	63,182.055	101,693.962	9,916,216.776
Banking and Finance Fund	4,272,684.604	142,568.563	95,577.721	7,958,805.888
Technology Fund	208,644.235	4,433.905	4,558.781	300,955.921

        The business and affairs of the Trust and each Fund are managed under the direction of the set forth below. You can find more information about the Trustees in the Statement of

NON-INTERESTED TRUSTEES:

Name, Address and Age*	Positions(s) Held with the Trust	Term of Office and Length of Time Served**
Haig G. Mardikian Age: 58	Chairman	Since 1998†
Kenneth V. Domingues Age: 73	Trustee, Audit Committee Chairman	Since 2003†

        Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is Additional Information (SAI) which is available without charge by calling (800) 999-6809.

Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present). Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to present); Director of the Market Street Association (1982 to present); Trustee of Trinity College (1998 to present); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to present).	12	None
Financial Consultant, Securities Arbitra-12 tor, Expert Witness, Estate and Trust Administrator (1999 to present); Technical Consultant to the California State Board of Accountancy (2002 to present); Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (1998 to 1999); Senior Vice President and Chief Financial Officer, Franklin Templeton Group, an investment management company (1987 to 1997).	12	None

NON-INTERESTED TRUSTEES:

Name, Address and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**
Leo T. McCarthy Age: 75	Trustee	Since 1998†
Donald O'Connor Age: 69	Trustee	Since 2000†
DeWitt F. Bowman Age: 75	Trustee	Since 2006 (Director of Forward Funds Inc., since 2000)†

*
Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**
Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Declaration of Trust.

***
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

†
Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
President, The Daniel Group, an investment partnership (1995 to present); and Director, Accela, Inc., a software company (1998 to present).	12	Director, Linear Technology Corporation, a manufacturing company(July 1994-present)
Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute ("ICI"), a mutual fund trade association (1969 to1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	12	Trustee of the Advisors Series Trust (15) (1997-present)

Principal, Pension Investment Consulting, 12 a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a nonprofit education organization (1994 to 2002);Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to present); Director, Episcopal Diocese of California, a nonprofit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to present); Director, RREEF America III, a real estate investment trust (2002 to present); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Trustee, PCG Private Equity Fund, a private equity fund of funds (1998 to present).	12
		Trustee, Brandes Institutional International Fund (May 1995 to present); Director, RREEF America REIT (May 1994 to present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Wilshire Mutual Funds (March 1996 to present); Trustee, Wilshire VIT Funds (September 2005 to present).

INTERESTED TRUSTEE:

Name, Address and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**
J. Alan Reid, Jr.**** Age: 43	President, Trustee	Since 2001

*
Each Trustee may be contacted by writing to the Trustee, c/o Forward Man-agement, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

**
Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Declaration of Trust.

***
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

****
Mr. Reid is considered an interested Trustee because he acts as President of Forward Management, LLC, the Funds' investment advisor, and holds other positions with an affiliate of the Trust.

†
Each Trustee, other than DeWitt Bowman, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
President of Forward Management, LLC, an investment advisor (2001 to present); President and Director, ReFlow Management LLC, an investment advisor (2001 to present); President and Director, ReFlow Fund, an investment service company (2002 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).	12	Director of FOLIOfn (2002 to present).

OFFICERS:

Name, Address and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**
Jeremy Deems 433 California Street Suite 1100 San Francisco, CA 94104 Age: 29	Treasurer	Since 2004**
Mary Curran 433 California Street Suite 1100 San Francisco, CA 94104 Age: 58	Secretary and Chief Compliance Officer	Since 2004**

*
Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**
Each officer has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, the individual served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

***
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies)or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Chief Financial Officer at Forward Management since 2004; Controller at Forward Management (2000–2004)	N/A	N/A
General Counsel at Forward Management since 2002; General Counsel at Morgan Stanley Online (1997–2002)	N/A	N/A

TAX INFORMATION

        The Fund is required to advise you regarding the federal tax status of certain distributions received by the shareholders during the fiscal year within 60 days of the Fund's fiscal year end. During the fiscal year ended June 30, 2005, the following Funds paid distributions derived from long-term capital gains, and hereby designate as capital gain dividends pursuant to the Internal Revenue Code Section 852(b)(3)(c) the following amounts:

	For the Six Months Ended December 31, 2005 Long-Term Capital Gains	For the Year Ended June 30, 2005 Long-Term Capital Gains
Growth Fund	$8,699,988	$2,955,672
Banking and Finance Fund	19,554,387	$4,885,709

        The information above is reported for the Funds' fiscal year. Shareholders should refer to their Form 1099-DIV or other tax information, which was mailed in January 2006, to determine the amounts to be included on their 2005 tax returns. The Fund designates $2,650,888 of its distributions paid to shareholders in 2004 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

        For shareholders that are corporations, the Fund designates 75% of its ordinary dividends (including short-term gains) paid to shareholders in 2004 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

Forward Emerald Growth Fund

Class A: HSPGX
Class C: HSPCX

Forward Emerald Banking and Finance Fund

Class A: HSSAX
Class C: HSSCX

Forward Emerald Opportunities Fund

Class A: HSYTX
Class C: HSYCX

Item 2.    Code of Ethics.

        (a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individual are employed by the registrant or a third party.

        (c)   There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

        (d)   The registrant has not granted any waivers, including any implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one more of the items set forth in paragraph (b) of this item's instructions.

Item 3.    Audit Committee Financial Expert.

        As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Kenneth V. Domingues is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4.    Principal Accounting Fees and Services.

        The fee information provided for paragraphs (a)—(g) pertains to the Forward Emerald Growth Fund, the Forward Emerald Banking and Finance Fund and the Forward Emerald Opportunities Fund (each a "Fund," and collectively, the "Funds" or the "Forward Emerald Funds"), each a series of Forward Funds (the "Trust"). The Trust, a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005. Effective July 1, 2005, pursuant to an Agreement and Plan of Reorganization, each of the nine then-existing series of Forward Funds, Inc., a Maryland corporation originally incorporated on October 3, 1997, and registered under the 1940 Act, was reorganized into a corresponding newly formed series of the Trust. The Forward International Equity Fund, the Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Global Emerging Markets Fund, the Forward International Small Companies Fund, the Forward Uniplan Real Estate Investment Fund, the Forward Legato Fund, the Sierra Club Stock Fund and the Sierra Club Equity Income Fund have disclosed or will have disclosed, this information in a separate Form N-CSR. Fee information prior to May 1, 2005 for the Funds relates to the Predecessor Forward Funds in the Predecessor Company.

        Effective December 31, 2005, the Forward Emerald Funds' fiscal year end changed from June 30 to December 31.

Audit Fees

  (a)
  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $66,009 for the six months ended December 31, 2005, $64,000 for the fiscal year ended June 30, 2005 and $59,000 for the fiscal year ended June 30, 2004.

1

Audit-Related Fees

  (b)
  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item are $0 for the six months ended December 31, 2005, $0 for the fiscal year ended June 30, 2005 and $0 for the fiscal year ended June 30, 2004.

Tax Fees

  (c)
  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning on behalf of the Funds are $19,800 for the six months ended December 31, 2005, $22,200 for the fiscal year ended June 30, 2005 and $28,670 for the fiscal year ended June 30, 2004.

    For the Registrant's fiscal year ended December 31, 2005, the Forward Emerald Funds were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Tax fees for the HomeState Group relate to the preparation of excise tax calculations and returns and preparation of state and federal tax returns.

All Other Fees

  (d)
  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds are $0 for the six months ended December 31, 2005, $0 for the fiscal year ended June 30, 2005 and $0 for the fiscal year ended June 30, 2004.

  (e)
  (1)   Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The Registrant's Audit Committee has established polices and procedures ("Procedures") for pre-approval of all audit and permissible non-audit services provided by its independent accountant ("Auditor"). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds' financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee shall also consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Audit Committee will report to the Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

    Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Fund and its service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Fund's operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Fund and to its service affiliates on a project-by-project basis.

2

  (e)
  (2)   The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

    (b)
    N/A

    (c)
    100%

    (d)
    N/A

  (f)
  The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

  (g)
  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, including Forward Funds, Inc. and the HomeState Group, which are predecessor entities to the registrant, and rendered to the registrant's investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended June 30, 2004 and June 30, 2005 for the HomeState Group totaled $28,670 and $22,200, respectively.

    The aggregate non-audit fees billed by the Funds' accountant for services rendered to the registrant, Forward Funds, and rendered to the Funds' investment adviser, Forward Management, Inc. (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant totaled $19,800 for the six months ended December 31, 2005 for the Forward Emerald Funds.

  (h)
  The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.    Audit Committee of Listed Registrants.

        Not applicable.

Item 6.    Schedule of Investments.

        Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholder filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

3

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

        Not applicable.

Item 10.    Submission of Matters to Vote of Security Holders.

        There have been no material change to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant's last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.    Controls and Procedures.

  (a)
  The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR.240.13a-15(b) or 240.15d-15(b)).

  (b)
  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

  (a)
  (1)  Code of ethics that is the subject of disclosure required by Item 2 is incorporated by reference to Form N-CSR filed by the registrant on September 23, 2005 (SEC Accession No. 0001144204-05-029765).

  (a)
  (2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)
  (3)  Not applicable.

  (b)
  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

4

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS
By:	/s/ J. ALAN REID, JR. J. Alan Reid, Jr. President & Trustee
Date:	March 9, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. ALAN REID, JR. J. Alan Reid, Jr. President & Trustee
Date:	March 9, 2006
By:	/s/ JEREMY W. DEEMS Jeremy W. Deems Treasurer
Date:	March 9, 2006

5